                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                          Royal Oak Mines Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                ROYAL OAK MINES INC.

                NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

      NOTICE IS HEREBY GIVEN that the Annual and Special Meeting of the shareholders of Royal Oak Mines Inc. (the "Meeting") will be held in the Jervis Room, Pacific Palisades Hotel, 1277 Robson Street, Vancouver, British Columbia on Friday, June 26, 1998 at 10:00 a.m., Vancouver time, to receive the annual report, including the financial statements for the year ended December 31, 1997 and auditors' report thereon, and to consider and vote upon the following matters:

      1. to consider and, if deemed appropriate, to approve a special resolution in the form set forth in Schedule "A" to the accompanying Management Information Circular, (Proxy Statement) fixing the number of directors at five (5) and authorizing the Board of Directors of the Corporation to determine the number of directors within the minimum and maximum number provided for in the Articles of the Corporation (page 4 of enclosed Management Information Circular (Proxy Statement));

      2. to elect five directors (page 4 of enclosed Management Information Circular (Proxy Statement));

      3. to appoint Arthur Andersen & Co. as auditors of the Corporation and to authorize the directors to fix their remuneration (page 7 of enclosed Management Information Circular (Proxy Statement));

      4. to consider and, if deemed advisable, to confirm the adoption by the Corporation of the Shareholder Rights Plan, as set forth in the Shareholder Rights Plan Agreement dated as of February 25, 1998 between the Corporation and Montreal Trust Company of Canada (page 7 of enclosed Management Information Circular (Proxy Statement));

      5. to consider, and, if deemed advisable, to approve the stock options previously granted to certain senior officers and directors of the Corporation to purchase, in aggregate, up to 1,810,000 Common Shares of the Corporation; these options are included among the options for which shareholder approval is being sought at this Meeting to reduce the exercise price to $1.10 per share (page 12 of enclosed Management Information Circular (Proxy Statement));

      6. to consider and, if deemed appropriate, to approve the amendment to reduce the exercise prices of stock options previously granted by the Corporation to $1.10 per share (page 15 of enclosed Management Information Circular (Proxy Statement));

      7. to consider and, if deemed advisable, to approve the stock options granted to certain senior officers of the Corporation to purchase, in aggregate, up to 300,000 Common Shares of the Corporation at a price of $1.55 per share (page 16 of enclosed Management Information Circular (Proxy Statement)); and

      8. to transact such other business as may properly come before the Meeting or any adjournment thereof.

      A Management Information Circular (Proxy Statement), form of proxy and the annual report on Form 10-K accompany this notice of meeting of shareholders.
The list of shareholders will be prepared as of May 20, 1998, the record date fixed for determining shareholders entitled to notice of the Meeting. If a person acquires ownership of Common Shares after that date, the person may establish such ownership and demand, not later than ten days before the Meeting, that the person's name be included on the list of shareholders.

                                          By Order of the Board of Directors

                                          /s/William J.V. Sherican
                                          William J.V. Sheridan
                                          Secretary

      DATED at Toronto, Ontario, Canada, this 21st day of May, 1998.

-------------------------------------------------------------------------------

      NOTE: Whether or not you plan to attend the Meeting, shareholders are requested to complete, date, sign and return the accompanying form of proxy for use at the Meeting. To be effective, forms of proxy must be received by Montreal Trust Company of Canada, 510 Burrard Street, Vancouver, British Columbia, Canada, V6C 3B9,
      Attention: Corporate Trust Services, by the last business day preceding the day of the Meeting or be received by the Chair or Secretary of the Meeting on the day of the Meeting.

-------------------------------------------------------------------------------

                                 ROYAL OAK MINES INC.
                                 5501 Lakeview Drive
                           Kirkland, Washington  98033-7314
                                        U.S.A.


                  MANAGEMENT INFORMATION CIRCULAR (PROXY STATEMENT)

              RELATING TO THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD ON JUNE 26, 1998


                               SOLICITATION OF PROXIES

      THIS MANAGEMENT INFORMATION CIRCULAR (PROXY STATEMENT) IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE BOARD OF DIRECTORS (THE "BOARD OF DIRECTORS" OR THE "BOARD") OF ROYAL OAK MINES INC. (THE "CORPORATION") OF PROXIES TO BE USED AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF (THE "MEETING") TO BE HELD AT 10:00 A.M., VANCOUVER TIME, ON FRIDAY, JUNE 26, 1998, FOR THE PURPOSES SET OUT IN THE ACCOMPANYING NOTICE OF MEETING. SOLICITATION WILL BE MADE PRIMARILY BY MAIL, BUT MAY BE SUPPLEMENTED BY SOLICITATION PERSONALLY BY DIRECTORS, OFFICERS AND EMPLOYEES OF THE CORPORATION WITHOUT ADDITIONAL COMPENSATION. THE COST OF SOLICITATION BY MANAGEMENT WILL BE BORNE BY THE cORPORATION. THIS PROXY STATEMENT IS FIRST BEING MAILED TO SHAREHOLDERS ON OR ABOUT MAY 22, 1998.


                        APPOINTMENT AND REVOCATION OF PROXIES

      The persons named in the enclosed form of proxy are officers and directors of the Corporation. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON TO ATTEND AND ACT FOR HIM OR HER AND ON HIS OR HER BEHALF AT THE MEETING MAY DO SO BY INSERTING IN THE BLANK SPACE PROVIDED IN THE ACCOMPANYING FORM OF PROXY THE NAME OF THE PERSON TO BE APPOINTED, WHO NEED NOT BE A SHAREHOLDER OF THE CORPORATION.


      A shareholder who has given a proxy may revoke it by an instrument in writing executed by the shareholder or his or her attorney duly authorized in writing and deposited either at the registered office of the Corporation (Suite 2500, BCE Place, 181 Bay Street, Toronto, Ontario, Canada, M5J 2T7) or with Montreal Trust Company of Canada, 510 Burrard Street, Vancouver, British Columbia, Canada, V6C 3B9, Attention: Corporate Trust Services, at any time up to and including the last business day preceding the day of the Meeting or any adjournment or postponement thereof at which the proxy is to be used, or with the Chair of the Meeting on the day of the Meeting or any adjournment or postponement thereof or in any other manner permitted by law.

                                  VOTING OF PROXIES

      Common Shares which are entitled to be voted at the Meeting and which are represented by properly executed proxies will be voted by the persons named in the enclosed form of proxy in accordance with the directions contained therein on any ballot that may be called for.


      IN THE ABSENCE OF SUCH DIRECTIONS, IT IS INTENDED THAT SUCH SHARES WILL BE VOTED FOR EACH OF THE FOLLOWING MATTERS:

            1.    FIXING THE NUMBER OF DIRECTORS AT FIVE (5) AND
      CONFIRMATION OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE THE NUMBER OF DIRECTORS SERVING ON THE BOARD OF DIRECTORS;

            2. ELECTION OF EACH OF THE FIVE NOMINEES FOR DIRECTORS NAMED IN THIS MANAGEMENT INFORMATION CIRCULAR (PROXY STATEMENT);

            3. APPOINTMENT OF ARTHUR ANDERSEN & CO. AS AUDITORS AND THE AUTHORIZATION OF THE DIRECTORS TO FIX THE AUDITORS' REMUNERATION.

            4.    CONFIRMATION OF THE ADOPTION OF THE SHAREHOLDER RIGHTS
      PLAN;

            5. APPROVAL OF THE STOCK OPTIONS PREVIOUSLY GRANTED TO CERTAIN SENIOR OFFICERS AND DIRECTORS OF THE CORPORATION TO
      PURCHASE, IN AGGREGATE, UP TO 1,810,000 COMMON SHARES OF THE CORPORATION; THESE OPTIONS ARE INCLUDED AMONG THE OPTIONS FOR WHICH SHAREHOLDER APPROVAL IS BEING SOUGHT AT THIS MEETING TO REDUCE THE EXERCISE PRICE TO $1.10 PER SHARE;

            6. APPROVAL OF THE REPRICING OF STOCK OPTIONS PREVIOUSLY GRANTED TO CERTAIN SENIOR OFFICERS, DIRECTORS AND EMPLOYEES OF THE CORPORATION TO PURCHASE, IN AGGREGATE, UP TO 5,994,500 COMMON SHARES OF THE CORPORATION AT A PRICE OF $1.10 PER SHARE; AND

            7. APPROVAL OF THE STOCK OPTIONS PREVIOUSLY GRANTED TO CERTAIN SENIOR OFFICERS OF THE CORPORATION TO PURCHASE, IN
      AGGREGATE, UP TO 300,000 COMMON SHARES OF THE CORPORATION AT A PRICE OF $1.55 PER SHARE.

      THE ENCLOSED FORM OF PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE PERSONS NAMED THEREIN WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE ACCOMPANYING NOTICE OF MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. AS OF THE DATE HEREOF, MANAGEMENT OF THE CORPORATION KNOWS OF NO SUCH AMENDMENTS, VARIATIONS OR OTHER MATTERS TO COME BEFORE THE MEETING.

                                       CURRENCY

      Except as otherwise noted herein, all dollar amounts are expressed in Canadian dollars.


                     VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

      The authorized capital of the Corporation consists of an unlimited number of Common Shares (the "Common Shares") and an unlimited number of special shares, issuable in series, of which, on the date of this Proxy Statement, 140,865,079 Common Shares and no special shares are issued and outstanding. Witteck Development Inc., a wholly-owned subsidiary of the Corporation acquired in December 1995, is the registered and beneficial owner of 1,924,816 Common Shares of the Corporation. The shares owned by Witteck Development Inc. may not be voted but are included in the number of shares issued and outstanding.
Except for Witteck Development Inc., each shareholder is entitled to one vote for each Common Share shown as registered in his or her name on the list of shareholders which is available for inspection during usual business hours at the offices of Montreal Trust Company of Canada, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, and at the Meeting. The list of shareholders will be prepared as of May 20, 1998, the record date fixed for determining shareholders entitled to notice of the Meeting. If a person acquires ownership of Common Shares after that date, the person may establish such ownership and demand, not later than ten days before the Meeting, that his or her name be included on the list of shareholders. The quorum for meetings of shareholders is 2 persons present, being either shareholders or proxyholders for shareholders.


      To the knowledge of the directors and officers of the Corporation, no person or corporation beneficially owns, directly or indirectly, or exercises control or direction over shares carrying more than 5% of the voting rights attached to the issued shares of the Corporation.

      The following table presents certain information regarding the number and percentage of Common Shares beneficially owned by each director and by each executive officer of the Corporation and by all directors and executive officers as a group, as of May 8, 1998. Except as otherwise indicated, the directors and officers have sole voting and investment power with respect to the shares beneficially owned or controlled by them.


---------------------------------------------------------------------------------------------------------
                                                                  SHARES OF THE
                                                                   CORPORATION
                                                                   BENEFICIALLY         PERCENTAGE
        NAME                          OFFICE                         OWNED OR                OF
                                                                    CONTROLLED,      COMMON SHARES(1)(2)
                                                                    DIRECTLY OR
                                                                  INDIRECTLY(1)(2)
---------------------------------------------------------------------------------------------------------
Margaret K. Witte             Director, Chairman, President,         1,697,109              1.2%
                              Chief Executive Officer

Ross F. Burns                 Director, Vice-President,
                              Global Exploration                       565,779              *

William J. V. Sheridan        Director, Secretary                       80,000              *

J. Conrad Lavigne             Director                                 115,000              *

George W. Oughtred            Director                                 700,000              *

Edmund Szol                   Executive Vice-President and             210,000              *
                              Chief Operating Officer

John R. Smrke                 Senior Vice-President                    167,870              *

James H. Wood                 Chief Financial Officer                  252,500              *

J. Graham Eacott              Vice-President,                          171,000              *
                              Investor Relations

Scott Lampe                   Treasurer                                    Nil              *

Joseph A. Brand               Controller                                   Nil              *

All present directors and                                                                   2.8%
executive officers as a
group (11 persons)
---------------------------------------------------------------------------------------------------------



* The percentage of shares beneficially owned does not exceed 1% of the class.

(1) The information as to shares beneficially owned, not being within the knowledge of the Corporation, has been furnished by the respective directors and executive officers individually.

(2) Includes and assumes the issuance of the following number of Common Shares issuable upon the exercise by the following individuals of options which are currently exercisable or exercisable within 60 days of the date hereof: Ms. Witte: 410,000; Mr. Burns: 155,000; Mr. Sheridan: 75,000; Mr.
      Lavigne: 100,000; Mr. Oughtred: 100,000; Mr. Szol: 210,000; Mr. Smrke:
      110,000; Mr. Wood: 250,000; Mr. Eacott: 108,000; Mr. Lampe: Nil and Mr.
      Brand: Nil. Does not include options referred to under "Particulars of Matters to be Acted On - Stock Options to Senior Officers and Directors" or under "Stock Options to Senior Officers" as those options are not currently exercisable and are only exercisable if shareholder approval is obtained.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Act of 1934 requires that those persons who are officers or directors of the Corporation or who beneficially own more than ten percent of the Corporation's Common Shares must file reports of ownership and changes in ownership with the Securities and Exchange Commission. Under rules adopted by the Securities and Exchange Commission, such officers, directors and greater-than-ten-percent stockholders are also required to furnish the Corporation with copies of all such filed reports.

      Based solely on a review of the copies of such reports furnished to the Corporation consistent with the rules adopted by the Securities and Exchange Commission, to the best of the Corporation's knowledge during the fiscal year ended December 31, 1997, all section 16(a) filing requirements applicable to such officers, directors and greater-than-ten-percent stockholders were complied with, except that John R. Smrke, the Corporation's Senior Vice-President, filed late by one day a Form 4 reporting two transactions occurring in October 1997.

                        PARTICULARS OF MATTERS TO BE ACTED ON

                      1.    DETERMINATION OF NUMBER OF DIRECTORS

      The Meeting has been called in part to consider and if deemed appropriate, to approve a special resolution in the form of the proposed resolution set forth in Schedule "A" hereto to set the number of directors at five (5) and to empower the directors of the Corporation to determine from time to time the number of directors within the range of a minimum of three and a maximum of fifteen directors as provided for in the Articles of the Corporation. This empowerment was previously conferred on the Corporation's predecessor, Royal Oak Mines Inc., which amalgamated with its subsidiary, Kemess Mines Inc. on December 29, 1997 to form the Corporation. The provisions of the BUSINESS CORPORATIONS ACT (Ontario) will continue to restrict the ability of the Board of Directors to increase the number of directors between meetings of shareholders by more than one-third of the number of directors required to be elected at the preceding annual meeting of shareholders.

      The special resolution necessary requires the approval of two-thirds of the votes cast in respect thereof by the shareholders. Abstention from voting (and broker non-votes) will have no effect on the approval or non-approval of the special resolution since only votes cast either "for" or "against" will be counted in determining whether the special resolution has been approved by the required two-thirds majority of votes cast. Unless a choice is otherwise specified, it is intended that the Common Shares represented by proxies hereby solicited will be voted for approval of the special resolution (refer to Schedule "A").

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED SPECIAL RESOLUTION.

                             2.    ELECTION OF DIRECTORS

      The articles of the Corporation provide for a minimum of three and a maximum of fifteen directors. The Corporation currently has five directors.
The number of directors to be elected at the Meeting shall be five (5) directors, subject to the shareholders approving the special resolution set forth in Schedule "A" hereto. Unless a choice is otherwise specified, it is intended that the shares represented by the proxies hereby solicited will be voted by the persons named therein for the election of each of the five nominees whose names are set forth below, all of whom are now members of the Board of Directors and have been since the dates indicated below. Management does not contemplate that any nominee will be unwilling or unable to serve as a director but, if that should occur for any reason prior to the Meeting, it is intended that the persons named in the enclosed form of proxy shall reserve the right to vote for another nominee in their discretion. Each of the following persons is nominated to hold office as a director until the next annual meeting of shareholders of the Corporation or until his or her successor is duly elected, unless his or her office is earlier vacated in accordance with the by-laws of the Corporation.

      Under the BUSINESS CORPORATIONS ACT (Ontario), the five nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of directors, will be elected directors. A withholding of a vote (or a broker non-vote) will have no effect on the election since only affirmative votes will be counted with respect to the election of directors.

      The following table sets forth certain information with respect to each of the nominees:

--------------------------------------------------------------------------------
                                                                  SHARES OF THE
                                                                   CORPORATION
                                                                   BENEFICIALLY
 NAME AND OFFICE WITH     AGE  DIRECTOR    PRINCIPAL OCCUPATION      OWNED OR
   THE CORPORATION             SINCE(1)                             CONTROLLED
                                                                   DIRECTLY OR
                                                                  INDIRECTLY(2)
--------------------------------------------------------------------------------
 MARGARET K. WITTE         44   July       President and Chief
 Chairman, President,           1991       Executive Officer of      1,697,109
 Chief Executive Officer                   the Corporation

 ROSS F. BURNS(5)          54   July       Vice-President, Global      565,779
 Vice-President, Global         1991       Exploration of the
 Exploration                               Corporation

 WILLIAM J. V.             53   July       Partner, Lang Michener       80,000
 SHERIDAN(4)(5)                 1991       (barristers and
 Secretary                                 solicitors)


 J. CONRAD LAVIGNE(3)(5)   82   July       President, JCL              115,000
                                1991       Corporation
                                           (broadcast consultants)

 GEORGE W.                 69   July       President, Privatbanken     700,000
 OUGHTRED(3)(4)(5)              1991       Holdings Inc. (private
                                           holding company)
--------------------------------------------------------------------------------

(1) Each of the nominees listed above was a director of one or more of the Corporation's predecessors prior to the amalgamation of such predecessors on July 23, 1991.

(2) The information as to shares beneficially owned, not being within the knowledge of the Corporation, has been furnished by the respective directors individually. The number of shares indicated above includes and assumes the issuance of the following number of Common Shares issuable upon the exercise by the following individuals of options which are currently exercisable or exercisable within 60 days of the date hereof:
      Ms. Witte: 410,000; Mr. Burns: 155,000; Mr. Sheridan: 75,000; Mr. Lavigne:
      100,000 and Mr. Oughtred: 100,000.

(3)   Denotes members of the Corporation's Audit Committee.

(4)   Denotes members of the Corporation's Compensation Committee.

(5)   Denotes members of the Corporation's Governance and Nominating Committee.

                  ROSS F. BURNS has served as Vice-President, Global Exploration of the Corporation or a predecessor thereof since 1989. From 1986 to 1989, Mr. Burns was Vice-President of Neptune Resources Corp. Mr. Burns has a Bachelor of Science (Honours) degree in Geology from Queens University and is a Fellow of the Geological Association of Canada, a registered professional geologist in the Northwest Territories, and a member of the Prospectors and Developers Association and the British Columbia and Yukon Chambers of Mines. Mr. Burns is also the President and a director of Ronnoco Gold Mines Limited, President and a director of Beauchastel Copper Mines Limited and is a director of Asia Minerals Corp., Northbelt Yellowknife Mines Ltd. and Mate Yellowknife Mines Ltd.

                  J. CONRAD LAVIGNE has served as a director of the Corporation since 1991. Mr. Lavigne is President of JCL Corporation, a broadcast consulting firm.. Mr. Lavigne is the former Chairman of Northern Telephone Co. Ltd. and a former director of Ontario Hydro and National Bank of Canada. Mr. Lavigne is a Lifetime Honorary Associate Member of the Central Canadian Broadcast Association and was inducted into the Canadian Broadcasters Hall of Fame in 1990.

                  GEORGE W. OUGHTRED has served as a director of the Corporation since 1991. Mr. Oughtred is President of Privatbanken Holdings Inc., a private holding company and a director of C.I. Fund Management Inc., an investment fund manager. Mr. Oughtred has served as a director and/or officer of numerous other public companies. Mr. Oughtred has a Bachelor of Commerce degree from McGill University and a Master of Business Administration degree from the University of Western Ontario.

                  WILLIAM J. V. SHERIDAN has served as a director of the Corporation since 1991. Mr. Sheridan has a Bachelor of Commerce degree from the University of Toronto and a law degree from Osgoode Hall Law School, Toronto. Mr. Sheridan joined Lang Michener, a Canadian law firm, in 1972, became a partner in 1974 and is currently the Managing Partner. He specializes in mergers and acquisitions, mining, securities and international joint ventures. Mr. Sheridan is also a director and/or officer of Highwood Resources Ltd., Waterford Capital Management Inc., Win-Eldrich Mines Ltd., Eden Roc Mineral Corp., Pinkerton's of Canada Limited and other public and private companies.

                  MARGARET K. (PEGGY) WITTE has served as President and Chief Executive Officer and Chairman of the Board of the Corporation or a predecessor thereof since 1989. From 1986 to 1989, Ms. Witte was President and Chief Executive Officer of Neptune Resources Corp. Ms. Witte has a Master of Science degree in Metallurgical Engineering from Mackay School of Mines and Geology in Reno, Nevada and a Bachelor of Science degree in Chemistry from the University of Nevada. Ms. Witte is a member of the American Institute of Mining, Metallurgical and Petroleum Engineers and the Canadian Institute of Mining and Metallurgy and past director of the Mining Association of Canada and the Prospectors and Developers Association of Canada. Ms. Witte is a recipient of several awards, including Special Achievement Award, Canadian Mineral Processors (1985), Woman of Distinction Award Y.W.C.A. (1991), Developer of the Year, Prospectors and Developers Association of Canada (1993) and the Financial Post's Newsmaker of the Year (1994). Ms. Witte is also a director of Highwood Resources Ltd., Talisman Energy Inc., an oil and gas company, and TransCanada Pipelines Limited, an oil and gas pipeline company.

CERTAIN INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

      The Board of Directors met 12 times during 1997 and each director attended all of the meetings, except G. Oughtred and R. Burns, who attended 8 and 11, respectively, of the 12 meetings. The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Governance and Nominating Committee. All such committees met 5, 5 and 2 times, respectively, during 1997 and each director attended all of such meetings of the committees on which he or she served, except Matthew Gaasenbeek (who was then a director), George Oughtred and Conrad Lavigne who missed one meeting each of the Compensation Committee, Governing and Nominating Committee and Audit Committee; and Audit Committee, respectively.

      The Audit Committee, the members of which during 1997 were Messrs. John May (who was then a director), Conrad Lavigne and George Oughtred, met 5 times in 1997. The Audit Committee's principal functions are to meet with the Corporation's independent auditors to review the financial statements contained in the Annual Report, and to discuss specific issues as appropriate, to review the Corporation's system of internal accounting controls and to report to the Board of Directors thereon.

      The Compensation Committee, the members of which during 1997 were Messrs. Sheridan, Gaasenbeek (who was then a director) and Oughtred, met 5 times in 1997. The Compensation Committee's principal functions are to make recommendations to the Board of Directors concerning the adequacy and form of compensation of senior officers and directors of the Corporation.

      The Governance and Nominating Committee, the members of which are Messrs. Oughtred, Lavigne, Sheridan and Burns, met 2 times in 1997. The Governance and Nominating Committee's principal functions are as set out herein under "Statement of Corporate Governance Practices - Description of board committees, their mandates and their activities".

                    3.    APPOINTMENT AND REMUNERATION OF AUDITORS

      It is intended that the Common Shares represented by the proxies hereby solicited will be voted for the reappointment of Arthur Andersen & Co., Chartered Accountants, as auditors of the Corporation, to hold office until the next annual meeting of the shareholders of the Corporation and to authorize the directors to fix the auditors' remuneration. Arthur Andersen & Co. have been the auditors of the Corporation since July 23, 1991. A representative of Arthur Andersen & Co. is expected to be present at the Meeting to make a statement if he so desires and to be available to respond to questions of the shareholders. In the appointment of auditors, a withholding of a vote (or a broker non-vote) will have no effect on the appointment since only affirmative votes will be counted with respect to the appointment of the auditors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE REAPPOINTMENT OF ARTHUR ANDERSEN & CO. AS AUDITORS OF THE CORPORATION AND TO AUTHORIZE THE BOARD TO FIX THEIR REMUNERATION.

                    4.    RATIFICATION OF SHAREHOLDER RIGHTS PLAN

      The Meeting has been called in part to consider and if thought appropriate, to confirm the adoption by the Corporation of the Shareholder Rights Plan (the "Rights Plan"), the terms of which are set forth in the Shareholder Rights Plan Agreement dated as of February 25, 1998 between the Corporation and Montreal Trust Company of Canada (the "Rights Plan Agreement"). A copy of the Rights Plan Agreement is included in this Management Information Circular (Proxy Statement) as Exhibit 1.

BACKGROUND TO THE RIGHTS PLAN

      On February 10, 1998, the Board of Directors approved, subject to obtaining regulatory approval, the entering into of the Rights Plan Agreement and the adoption of the Rights Plan. Regulatory approval was obtained and the Rights Plan Agreement establishing the Rights Plan was entered into effective February 25, 1998. The Rights Plan was not adopted in response to any pending or threatened acquisition of control of the Corporation. The Rights Plan has been created to ensure equal treatment of shareholders in connection with a change of control of the Corporation. The Rights Plan, through its dilutive aspects, is intended to discourage a potential acquiror from undertaking "creeping acquisitions" or buying a large block of shares from a select group of shareholders through "private agreement transactions." The Rights Plan is also designed to provide the Board of Directors of the Corporation with sufficient time, should a take-over bid be made for the shares of the Corporation, to maximize shareholder value by developing alternative transactions or soliciting a competing bid for the Corporation's shares.

      Under the Rights Plan, one Common Share purchase right (a "Right") for each outstanding Common Share was issued to shareholders of record as at 5:00 p.m. (Toronto time) on February 25, 1998 (the "Record Time"). In addition, one Right will be issued with each Common Share issued after the Record Time and prior to the earlier of the Separation Time (as discussed below) and the redemption or expiration of the Rights.

      In general terms, if a person (an "Acquiring Person") acquires twenty percent (20%) or more of the voting shares of the Corporation other than by way of a Permitted Bid or a Competing Permitted Bid (each as discussed below) or a transaction otherwise approved by the Board of Directors, holders of Rights other than the Acquiring Person may acquire Common Shares of the Corporation at a fifty percent (50%) discount to the then prevailing market price. Accordingly, in such a case, the Rights will cause substantial dilution to an Acquiring Person who becomes an Acquiring Person other than through a Permitted Bid, a Competing Permitted Bid or in certain limited circumstances as may be approved by the Board of Directors. Because of the Permitted Bid and Competing Permitted Bid feature of the Rights Plan, a bidder does not have to negotiate with the Board of Directors, but is entitled to have the shareholders determine whether to accept the bidder's offer.

      The adoption of the Rights Plan will not detract in any way from or lessen the duties imposed upon the Board of Directors at law to act honestly and in good faith with a view to the best interests of the Corporation and its shareholders in considering any take-over bid made for the voting shares. The Board of Directors shall continue to be entitled to recommend that shareholders accept or reject any take-over bid or to take any other action with respect to any take-over bid or otherwise that the Board of Directors believes is necessary or appropriate in the exercise of its fiduciary duties.

      The Rights Plan will also not prevent any shareholder from utilizing the proxy mechanism of the BUSINESS CORPORATIONS ACT (Ontario) to propose a change in the management or directors of the Corporation, to submit proposals to be included in the Management Information Circular or to requisition a meeting of shareholders for the purposes stated in the requisition.

      Issuance of the Rights will not alter in any way the financial condition of the Corporation and will not interfere with the day-to-day operations of the Corporation or its business plans. The issuance of the Rights is not dilutive and will not affect the Corporation's earnings per share nor will it change the way in which shareholders currently trade Common Shares.

TERMS OF THE RIGHTS PLAN

      The following is a summary of the terms of the Rights Plan Agreement, which is qualified in its entirety by reference to the text of the Rights Plan Agreement.

TRADING OF RIGHTS

      Rights issued prior to the Separation Time will be evidenced, with respect to any Common Share certificate outstanding as of the Record Time, by such share certificate. The Rights Plan Agreement provides that, until the Separation Time, the Rights will be transferable only together with, and will be transferred by, a transfer of the associated Common Shares. Until the Separation Time or earlier redemption or expiration of the Rights, new share certificates issued after the Record Time upon the transfer of existing Common Shares or the issuance of additional Common Shares will contain a legend incorporating the Rights Plan Agreement by reference.

SEPARATION TIME

      The Rights will separate and trade separately from the Common Shares after the Separation Time. Following the Separation Time, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of Common Shares as of the close of business on the Separation Time, and each separate Rights Certificate alone will evidence the Rights.

      The "Separation Time" is the close of business on the eighth (8th) trading day following the earlier of: (i) the date of the first public announcement made by the Corporation or an Acquiring Person that a person has become an Acquiring Person (the "Stock Acquisition Date"), and (ii) the date of the commencement of, or first public announcement of the intent of any person (other than the Corporation or any subsidiary of the Corporation), to commence a Take-over Bid (other than a Permitted Bid or Competing Permitted Bid (each as defined below)), or such later date as determined by the Board of Directors.

      A "Take-over Bid" means an offer to acquire voting shares of the corporation or securities convertible into or exchangeable for or carrying a right to purchase voting shares of the Corporation where the securities subject to the offer and the securities owned by the offeror would constitute, in the aggregate, twenty percent (20%) or more of the outstanding voting shares of the Corporation at the date of such offer.

      If any Take-over Bid triggering the Separation Time expires or is cancelled, terminated or otherwise withdrawn prior to the Separation Time or if the Board of Directors determines to waive application of the Rights

Plan to any such Take-over Bid, then such bid shall be deemed, for the purposes of determining the Separation Time, never to have been made.

EXERCISE PRICE OF RIGHTS

      The Rights are not exercisable until the Separation Time. After the Separation Time and prior to the occurrence of a "Flip-in Event", each Right entitles the registered holder to purchase from the Corporation one Common Share at an Exercise Price of $20.00 per Common Share, subject to certain anti-dilution adjustments as set out in the Rights Plan Agreement, and subject to adjustment upon occurrence of a Flip-in Event. Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Corporation, including without limitation, the right to vote or receive dividends.

      The Exercise Price payable, and the number of Common Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Shares (ii) upon the grant to holders of the Common Shares of certain rights or warrants to subscribe for or purchase Common Shares at a price, or securities convertible into Common Shares with a conversion price, less than ninety percent (90%) of the then-current market price of the Common Shares or (iii) upon the distribution to holders of the Common Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Common Shares) or of subscription rights or warrants (other than those referred to above). The number of outstanding Rights and the number of Common Shares issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Separation Date. With certain exceptions, no adjustment in the Exercise Price will be required until cumulative adjustments require an adjustment of at least 1% in such Exercise Price.

      No fractional Common Shares will be issued and in lieu thereof, an adjustment in cash will be made based on the market price of the Common Shares on the last trading day prior to the date of exercise.

FLIP-IN EVENT

      A "Flip-in Event" is triggered in the event that a transaction occurs pursuant to which a person becomes an Acquiring Person. Upon the occurrence of a Flip-in Event, each Right (except for Rights Beneficially Owned by the Acquiring Person and certain other persons specified below) shall thereafter constitute the right to purchase from the Corporation upon exercise thereof in accordance with the terms of the Rights Plan Agreement that number of Common Shares of the Corporation having an aggregate Market Price on the date of the consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price.

      The Rights Plan Agreement provides that Rights that are beneficially owned by: (i) an Acquiring Person or any affiliate or associate of an Acquiring Person, or any Person acting jointly or in concert with an Acquiring Person, or any affiliate or associate of such Acquiring Person; or (ii) a transferee or other successor in title of Rights of an Acquiring Person (or of an affiliate or associate of an Acquiring Person or of any person acting jointly or in concert with an Acquiring Person or any associate or affiliate of an Acquiring Person) who becomes a transferee or successor in title concurrently with or subsequent to the Acquiring Person becoming an Acquiring Person; shall become null and void without any further action and any holder of such Rights (including transferees or successors in title) shall not have any right whatsoever to exercise such Rights under any provision of the Rights Plan Agreement.

ACQUIRING PERSON

      An Acquiring Person is a person who Beneficially Owns twenty percent (20%) or more of the voting shares of the Corporation. An Acquiring Person does not, however, include the Corporation or any subsidiary of the Corporation, or any person who becomes the Beneficial Owner of twenty percent (20%) or more of the outstanding Voting Shares of the Corporation as a result of Permitted Bids, Competing Permitted Bids and certain other exempt transactions.

PERMITTED BIDS AND COMPETING PERMITTED BIDS

      A "Permitted Bid" is a take-over bid made by take-over bid circular in compliance with the following additional provisions:

      (1)   the bid must be made to all holders of record of Common Shares;

      (2) the bid must be open for a minimum of 60 days following the date of the bid and no shares may be taken up prior to such time;

      (3) take-up and payment for shares may not occur unless the bid is accepted by persons holding more than fifty percent (50%) of the outstanding Common Shares exclusive of shares held by the person responsible for triggering the Flip-in Event or any person who has announced an intention to make, or who has made, a take-over bid for the shares of the Corporation and the respective affiliates and associates of such persons and persons acting jointly or in concert with such persons;

      (4) shares may be deposited into or withdrawn from the bid at any time prior to the take-up date; and

      (5) if the bid is accepted by the requisite percentage specified in (3) above, the bidder must extend the bid for a period of 10 business days to allow other shareholders to tender into the bid should they so wish and must make a public announcement to such effect.

      A "Competing Permitted Bid" is a take-over bid that satisfies all of the criteria of a Permitted Bid except that since it is made after a Permitted Bid has been made, the minimum deposit period and the time period for the take-up of and payment for shares tendered under a Competing Permitted Bid is not 60 days, but is instead the greater of 21 days (the minimum permitted by law) and the 60th day after the date on which the Permitted Bid then in existence was made.

      Neither a Permitted Bid nor a Competing Permitted Bid need be approved by the Board of Directors and may be taken directly to the shareholders of the Corporation. Acquisitions of Common Shares made pursuant to a Permitted Bid or a Competing Permitted Bid do not give rise to a Flip-in Event.

REDEMPTION AND WAIVER

      The Board of Directors may, at any time prior to the occurrence of a Flip-in Event, and subject to shareholder approval, elect to redeem all but not less than all of the Rights at a redemption price of $0.0001 per Right (the "Redemption Price"), appropriately adjusted in certain events. Rights will be deemed to automatically be redeemed at the Redemption Price where a person who has made a Permitted Bid, a Competing Permitted Bid or a take-over bid otherwise exempted by the Board, takes up and pays for the Corporation's shares under the terms of the bid. If the Board of Directors elects or is deemed to have elected to redeem the Rights, the right to exercise the Rights will terminate and each Right will, after redemption, be null and void and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. Under the Rights Plan, the Board of Directors has discretion to waive application of the Rights Plan to a take-over bid, subject to an automatic waiver with respect to all other take-over bids made while the waived take-over bid is outstanding. The Board of Directors of the Corporation may also waive the application of the Rights Plan to a Flip-in Event which occurs through inadvertence, subject to the "inadvertent" Acquiring Person reducing its holding of the Corporation's shares within an agreed upon time. Other waivers of the Plan will require shareholder approval.

AMENDMENTS TO THE RIGHTS PLAN

      The Rights Plan Agreement provides that prior to ratification by shareholders, the Board of Directors may in its sole discretion supplement or amend the Rights Plan Agreement. Once the Rights Plan Agreement has been ratified by the shareholders, however, any amendments or supplements to the terms of the Plan (other than for clerical errors or to maintain the Plan's validity as a result of changes in legislation) will require prior shareholder approval. Changes arising from changes in applicable legislation will require subsequent shareholder ratification.

TERM

      If the adoption of the Rights Plan is confirmed by Shareholders, the term of the Rights Plan ends on the date of the Corporation's Annual Meeting of Shareholders to be held in 2002 at which time the Rights expire unless they are terminated, redeemed or exchanged earlier by the Board of Directors.

SHAREHOLDER RATIFICATION

      The Rights Plan requires the approval of a majority of the votes cast in respect thereof by the shareholders of the Corporation, excluding votes cast with respect to shares beneficially owned or controlled, directly or indirectly, by any person who beneficially owns or controls, directly or indirectly, more than 20% of the outstanding shares of the Corporation and such person's associates, affiliates and insiders. To the knowledge of the directors and officers of the Corporation, no person beneficially owns, directly or indirectly, or exercises control over 20% of the outstanding shares of the Corporation. Abstention from voting with respect to the Rights Plan (and broker non-votes) will have no effect on the approval or non-approval of the Rights Plan, since only votes cast either "for" or "against" will be counted in determining whether the Plan has been approved by a majority of the votes cast. Unless a choice is otherwise specified, it is intended that the Common Shares represented by proxies hereby solicited will be voted for approval of the Rights Plan. In the event that the said approval is not forthcoming, the Rights Plan, the Rights Plan Agreement and the Rights will terminate at the completion of the Meeting.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE RIGHTS PLAN.

                 5.    STOCK OPTIONS TO SENIOR OFFICERS AND DIRECTORS

      During 1997, the Corporation granted options to purchase in aggregate 1,810,000 Common Shares at prices ranging from $1.50 to $4.80 per share to its existing senior officers and directors of the Corporation as follows:




------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF SHARES ISSUABLE ON       ORIGINAL EXERCISE
                                      OFFICE HELD                       EXERCISE OF OPTIONS                  PRICE
   OPTION HOLDER
------------------------------------------------------------------------------------------------------------------------
 Margaret K. Witte          Chairman, President, Chief Executive              200,000                        $1.50
                            Officer, Director                                 150,000                        $4.38
 Edmund Szol                Executive Vice-President and Chief                150,000                        $1.50
                            Operating Officer                                  65,000                        $2.50 (US)
                                                                               75,000                        $4.38
 Ross F. Burns              Vice-President, Global Exploration,               100,000                        $1.50
                            Director                                           50,000                        $3.43
                                                                               75,000                        $4.38
 James H. Wood              Chief Financial Officer                           100,000                        $1.50
                                                                               75,000                        $4.38
 John R. Smrke              Senior Vice-President                             100,000                        $1.50
                                                                               50,000                        $3.43
                                                                               75,000                        $4.38
 J. Graham Eacott           Vice-President, Investor Relations                100,000                        $1.50
                                                                               50,000                        $3.43
                                                                               75,000                        $4.38
 Scott Lampe                Treasurer                                          50,000                        $1.50
                                                                               50,000                        $4.70
 Joseph A. Brand            Controller                                         50,000                        $1.50
                                                                               50,000                        $4.80
 J. Conrad Lavigne          Director                                           40,000                        $4.38
 George Oughtred            Director                                           40,000                        $4.38
 William Sheridan           Director and Secretary                             40,000                        $4.38
------------------------------------------------------------------------------------------------------------------------



      Options are exercisable for cash for seven years from the date of the grant, provided that a holder's options shall terminate 90 days after he or she ceases for any reason to be an officer or director of the Corporation. The options are non-assignable and are subject to listing approval of The Toronto Stock Exchange and the American Stock Exchange, which is expected to be obtained. The exercise price in each case was equal to or above the closing price of the Corporation's Common Shares on The Toronto Stock Exchange on the last trading day prior to the day of grant. These options are included among the options for which shareholder approval is being sought at this meeting to reduce the exercise price to $1.10 per share. On the day the options were repriced, the closing price of the Corporation's Common Shares on The Toronto Stock Exchange was $1.10. Please see "Amendment of Stock Options". The closing price of the Corporation's Common Shares on The Toronto Stock Exchange on May 8, 1998 was $1.55.

      Because the named option holders are directors and/or senior officers of the Corporation, the grant of these options requires the approval of a majority of the votes cast in respect thereof by the shareholders of the Corporation. Abstention from voting with respect to the grant of options (and broker non-votes) will have no effect on the approval or non-approval of the options, since only votes cast either "for" or "against" will be counted in determining whether the options have been approved by a majority of the votes cast. Unless a choice is otherwise specified, it is intended that the Common Shares represented by the proxies hereby solicited will be voted for approval of the above-described options. In the event that the said approval is not forthcoming, such options may not be exercised.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE OPTION GRANTS

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

      The Corporation has been advised that, based on the present provisions of the U.S. Internal Revenue Code (the "Code") and regulations promulgated thereunder, the U.S. federal income tax consequences for option holders who are U.S. citizens or residents ("U.S. Optionees") and for Arctic Precious Metals, Inc. ("Arctic") of the grant, vesting and exercise of the options and the subsequent disposition of stock acquired thereby will be as described below.

      Generally, a U.S. Optionee does not recognize any U.S. federal taxable income, and Arctic is not allowed a U.S. federal income tax deduction, as a result of the grant of an option. Upon the exercise of an option, a U.S. Optionee will realize ordinary income for U.S. federal income tax purposes in an amount equal to the excess, if any, of the fair market value of the shares acquired at the time of exercise over the amount paid for such shares. At that time, Arctic will be allowed a U.S. federal income tax deduction equal to the amount of ordinary taxable income recognized by the U.S. Optionee, subject to the limitations described below.

      When a U.S. Optionee exercises an option, his or her U.S. federal income tax basis in the shares acquired is equal to the fair market value of the shares on the date ordinary income is recognized, and the holding period for such shares begins on the day after the shares are received.

      When a U.S. Optionee disposes of shares acquired upon exercise of an option, the difference between the amount realized on the sale and the basis in the shares is treated as capital gain or loss. The subsequent disposition by a U.S. Optionee of shares acquired by exercise of an option will not result in any additional tax consequences to the Corporation or Arctic.

      Arctic must satisfy applicable federal tax reporting requirements with respect to options in order to be entitled to the deductions described above.
In addition, under Section 162(m) of the Code, compensation of an individual who is the Chief Executive Officer or any of the other four most highly paid officers of the Corporation may not be deducted to the extent such compensation exceeds $1 million in any taxable year, unless such compensation qualifies for an exemption for certain performance-based compensation. The options will not qualify for this exemption, so the deductions otherwise available to Arctic as described above may be disallowed in whole or in part as a result of Section 162(m).

      THE FOREGOING DISCUSSION IS INTENDED FOR GENERAL INFORMATION PURPOSES ONLY, NOT AS SPECIFIC TAX ADVICE TO ANY OPTION HOLDER. IT DOES NOT ADDRESS THE IMPACT OF STATE AND LOCAL TAXES, THE FEDERAL ALTERNATIVE MINIMUM TAX, AND SECURITIES LAWS RESTRICTIONS. U.S. OPTIONEES ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX EFFECT OF AWARDS IN THEIR INDIVIDUAL CIRCUMSTANCES.

CANADIAN FEDERAL INCOME TAX CONSEQUENCES

      The following is a general summary of the principal Canadian federal income tax consequences under the INCOME TAX ACT (Canada) (the "Act") for those option holders who are or are deemed to be residents of Canada ("Canadian Optionees"). This summary is based on the current provisions of the Act and the regulations thereunder and on the current published administrative and assessing practices of Revenue Canada, Customs, Excise and Taxation.

      A Canadian Optionee will not recognize any income upon the grant of an option. Upon exercise of the option to acquire Common Shares of the Corporation, a Canadian Optionee will be deemed for Canadian income tax purposes to have received a taxable benefit from his or her employment in the year in which the option is exercised. The amount of the benefit will be the amount by which the fair market value of the shares at the time of the option exercise (generally the closing price of the shares on the date of exercise) exceeds the amount paid to acquire the shares upon the exercise of the option. The amount of the deemed benefit is included in computing the Canadian Optionee's income for tax purposes as employment income in the year in which the option is exercised and the shares are acquired, and generally, the Canadian Optionee will be entitled to deduct one-quarter of the taxable benefit in computing taxable income for the year in which the option is exercised.

      The adjusted cost base of shares acquired by a Canadian Optionee on the exercise of an option will be equal to the amount paid to acquire the shares plus the amount of the deemed benefit included in the Canadian Optionee's income with respect to the acquisition of such shares. When a Canadian Optionee disposes of his or her shares, the Canadian Optionee will generally realize a capital gain (or capital loss) to the extent that the proceeds of disposition exceed (or are less than) the aggregate of the adjusted cost base of the shares disposed of and any reasonable costs of disposition. In computing a Canadian Optionee's income for the year in which the shares are sold, three-quarters of the amount of any resulting capital gain ("taxable capital gain") will be included in income and three-quarters of the amount of any resulting capital loss will be deductible against taxable capital gains realized by such Canadian Optionee in the year of disposition, in any of the three years preceding the year of disposition or any year following the year of disposition to the extent and under the circumstances described in the Act. A Canadian Optionee may be subject to alternative minimum tax. An individual must pay the greater of the tax otherwise determined under the Act and an alternative minimum tax, which is based on "adjusted taxable income". In calculating "adjusted taxable income", the above described deduction of one-quarter of the amount of the taxable benefit included in income on the exercise of the option is not deductible and the full amount of capital gains realized must be included in income.

      The Corporation is not permitted to deduct any amount with respect to the grant, exercise or termination of the option.


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ABOVE-DESCRIBED STOCK OPTION GRANTS.

                           6.    AMENDMENT OF STOCK OPTIONS

      By resolution dated March 20, 1998, the Board of Directors determined, subject to regulatory approval, to amend the terms of options to purchase 5,994,500 Common Shares of the Corporation, being substantially all of the Corporation's then outstanding stock options (the "Prior Options") so as to reduce the exercise price on such options to $1.10 per share. The closing price of the Corporation's Common Shares on The Toronto Stock Exchange on the last trading day prior to the date of Board approval of the amendment was $1.10. All other terms and conditions of the Prior Options will remain unchanged. The Prior Options had been previously granted to directors, officers and employees of the Corporation with exercise prices ranging from $1.50 to $6.25. Of the total number of Prior Options, existing directors and senior officers of the Corporation hold in aggregate options to purchase 3,378,000 Common Shares, being equal to approximately 2.4% of the number of Common Shares of the Corporation currently issued and outstanding. The Prior Options held by directors and senior officers are as follows:


-------------------------------------------------------------------------------
                                                               NUMBER OF SHARES
                                  OFFICE HELD                     ISSUABLE ON
 OPTION HOLDER                                                    EXERCISE OF
                                                                 PRIOR OPTIONS
-------------------------------------------------------------------------------
 Margaret K. Witte         Chairman, President, Chief               760,000
                           Executive Officer, Director

 Edmund Szol               Executive Vice-President and Chief       550,000
                           Operating Officer

 James H. Wood             Chief Financial Officer                  465,000

 Ross F. Burns             Vice-President, Global                   380,000
                           Exploration, Director

 John R. Smrke             Senior Vice-President                    335,000

 J. Graham Eacott          Vice-President, Investor Relations       333,000

 J. Conrad Lavigne         Director                                 140,000

 William J. V. Sheridan    Secretary, Director                      115,000

 George W. Oughtred        Director                                 100,000

 Scott Lampe               Treasurer                                100,000

 Joseph A. Brand           Controller                               100,000
-------------------------------------------------------------------------------


      In August 1997, the Board of Directors approved, subject to regulatory approval, an amendment to the terms of certain of the Prior Options, to reduce the exercise price to $2.65 per share with respect to options to purchase 1,758,500 shares in aggregate. In December 1997, the Board of Directors approved an amendment to reduce the exercise price of substantially all of the Corporation's then outstanding stock options to $1.50. These earlier amendments to the exercise prices have been superseded by the amendment to reduce the exercise prices to $1.10 per share.

      As the Corporation approached the opening of its Kemess Mine, management believed that it was critical for the Corporation to maintain a dedicated and committed work force to complete the project. Given the significant decline in gold prices from a high of US$366 per ounce at the beginning of 1997 to a low of US$283 per ounce in early December, the Corporation faced severe restrictions on its cash flow. The Corporation was also met with budgetary constraints which restricted the Corporation's ability to pay cash bonuses or to offer salary increases as incentives to its personnel. Faced with the possibility of losing key personnel, management viewed the repricing of existing options to reflect then-current market prices as one of the few means available to not only reward the Corporation's loyal personnel for their past efforts but also to continue to provide a strong incentive to its personnel to maintain commitment to the Corporation.

      The amendment to the terms of the Prior Options requires the approval of a majority of the votes cast in respect thereof by the shareholders of the Corporation, excluding the votes of all shares owned by the directors and senior officers of the Corporation and their respective associates, which to the best of the Corporation's knowledge, total 12,441,258 shares. Abstention from voting with respect to the amendment of the Prior Options (and broker non-votes) will have no effect on the approval or non-approval of the amendment to the Prior Options, since only votes cast either "for" or "against" will be counted in determining whether the resolution has been approved by the requisite majority of votes. Unless a choice is otherwise specified, it is intended that the Common Shares represented by proxies hereby solicited will be voted for approval of the amendment to the terms of the Prior Options to reduce the exercise price to $1.10 per share. In the event that the said approval is not forthcoming, the Prior Options will continue to be outstanding and exercisable at their respective original exercise prices.

      A table providing information on repricings of options granted by the Corporation since its formation in July 1991 is included under "Executive Compensation" below. For a report discussing the basis for the current amendments/repricings, see discussion under "Option Amendments/Repricings" contained in "Report of the Compensation Committee on Executive Compensation" below.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE REPRICING AMENDMENT TO THE ABOVE-DESCRIBED STOCK OPTIONS.

                      7.    STOCK OPTIONS TO SENIOR OFFICERS

      On April 3, 1998, the Corporation granted options to purchase, in aggregate, 400,000 common shares at a price of $1.55 per share to a number of its senior management personnel, including options to purchase 300,000 shares to the following senior officers of the Corporation:

--------------------------------------------------------------------------------
                                                            NUMBER OF SHARES
                                                            ISSUABLE ON EXERCISE
 OPTION HOLDER            OFFICE HELD                       OF OPTIONS
--------------------------------------------------------------------------------

 Margaret K. Witte        Chairman, President, Chief               200,000
                          Executive Officer, Director

                          Executive Vice-President and              50,000
 Edmund Szol              Chief Operating Officer

 James H. Wood            Chief Financial Officer                   50,000
--------------------------------------------------------------------------------

      The options were granted in recognition of the respective optionees' efforts in regard to and are conditional upon the successful completion of the Corporation's financing arrangements with Trilon Financial Corporation. The options are exercisable for cash until April 2, 2003, provided that a holder's options shall terminate 90 days after he or she ceases for any reason to be an officer or director of the Corporation. The options are non-assignable and are subject to listing approval of The Toronto Stock Exchange and the American Stock Exchange, which is expected to be obtained. The exercise price of these options was equal to the closing price of the Corporation's common shares on The Toronto Stock Exchange on the last trading day prior to the day of grant. The closing price of the Corporation's common shares on The Toronto Stock Exchange on May 8, 1998 was $1.55.

      Because the above-named option holders are senior officers of the Corporation, the grant of these options requires the approval of a majority of the votes cast in respect thereof by the shareholders of the Corporation. Abstention from voting with respect to the grant of options (and broker non-votes) will have no effect on the approval or non-approval of the options, since only votes cast either "for" or "against" will be counted in determining whether the options have been approved by a majority of the votes cast. Unless a choice is otherwise specified, it is intended that the common shares represented by the proxies hereby solicited will be voted for approval of the above-described options. In the event that the said approval is not forthcoming, such options may not be exercised.

      The balance of the 400,000 options granted on April 3, 1998 were granted to non-executive officers and employees of the Corporation. The grant of these options does not require shareholder approval but the options are subject to listing approval of The Toronto Stock Exchange and the American Stock Exchange, which approval is expected to be obtained.

      Reference should also be made to the section entitled "Federal Income Tax Consequences Relating to the Option Grants" on page 13 of this Circular.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE GRANT OF THE ABOVE DESCRIBED STOCK OPTIONS.

                                EXECUTIVE COMPENSATION

COMPENSATION OF NAMED EXECUTIVE OFFICERS

      The following table sets forth all compensation for the fiscal years ended December 31, 1997, 1996 and 1995 for the Chief Executive Officer and the four other most highly compensated executive officers of the Corporation (collectively, the "Named Executive Officers").




                                                         SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------------------------------------------------------
                                                Annual Compensation                     Long Term
                                                                                        Compensation
----------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL                                                 OTHER ANNUAL       SECURITIES UNDER         ALL OTHER
    POSITION                      SALARY              BONUS         COMPENSATION         OPTIONS/SARS          COMPENSATION
                      YEAR          ($)                ($)             ($)(2)            GRANTED (#)              ($)(7)
--------------------------------------------------------------------------------------------------------------------------------
 M. K. Witte,         1997      $332,975 (US)      $200,000 (US)      $50,466 (US)(5)      350,000             $150,681 (US)
 Chairman, President
 and Chief Executive  1996      $280,300 (US)      $950,000 (US)     $317,754 (US)(5)       60,000             $174,380 (US)
 Officer
                      1995      $250,200 (US)      $150,000 (US)     $122,151 (US)(3)
--------------------------------------------------------------------------------------------------------------------------------
 Edmund Szol,         1997      $174,100 (US)      $150,000 (US)           --              290,000              $57,114 (US)
 Executive Vice-
 President and Chief  1996      $137,840 (US)      $110,000 (US)           --               60,000              $36,621 (US)
 Operating
 Officer(1)           1995      $112,660 (US)       $30,000 (US)           --              200,000
--------------------------------------------------------------------------------------------------------------------------------
 J.R. Smrke, Senior   1997      $158,210 (US)       $40,000 (US)     $100,713 (US)(4)      225,000              $25,912 (US)
 Vice-President
                      1996      $137,840 (US)       $40,000 (US)     $110,619 (US)(4)       60,000              $27,863 (US)

                      1995      $132,800 (US)       $30,000 (US)      $63,400 (US)(4)
                                                                      $41,034 (US)(3)
--------------------------------------------------------------------------------------------------------------------------------
 J. H. Wood,          1997      $154,460 (US)      $100,000 (US)           --              175,000              $28,460 (US)
 Chief Financial
 Officer              1996      $137,840 (US)       $80,000 (US)           --               60,000              $30,582 (US)

                      1995      $123,600 (US)       $30,000 (US)      $41,034 (US)(3)
--------------------------------------------------------------------------------------------------------------------------------
 R.F. Burns,          1997      $143,210 (US)       $20,000 (US)      $16,600 (US)(6)      225,000              $28,215 (US)
 Vice-President,
 Global Exploration   1996      $135,490 (US)       $40,000 (US)      $12,500 (US)(6)       60,000              $31,188 (US)

                      1995      $124,500 (US)       $30,000 (US)      $15,963 (US)(3)
--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Szol was hired and appointed Vice-President, Human Resources in February, 1995 and promoted to Executive Vice-President and Chief Operating Officer in May, 1997.

(2) Except as otherwise indicated, the value of perquisites and benefits does not exceed the lesser of $50,000 and 10% of the total annual salary and bonus.

(3) Relocation payments upon the Corporation's move of its executive offices to the United States were made to Ms. Witte for $100,000 (US), Mr. Smrke for $40,000 (US), Mr. Wood for $40,000 (US) and to Mr. Burns for $15,000
      (US).

(4) $99,785 (US) of the total amount for 1997 and $109,834 (US) of the total amount for 1996 represent the difference between the market price of the Corporation's Common Shares on the date of exercise and the option exercise price, multiplied by the number of shares acquired, with the balances representing life insurance premiums paid.

(5)   With respect to 1997, $5,767 (US) relates to car lease payments; $24,296
      (US) relates to the payment of life insurance premiums and $20,403 (US) relates to director's fees.

      With respect to 1996, $272,845 (US) of the total amount represents the difference between the market price of the Corporation's Common Shares on the date of exercise and the option exercise price, multiplied by the number of shares acquired. The balance relates to car lease payments of $6,730 (US), the payment of life insurance premiums of $24,208 (US) and director's fees of $13,971 (US).

(6)   Refers to director's fees received.

(7) With respect to 1997, refers to the following amounts for each of Ms. Witte and Messrs. Szol, Smrke, Wood and Burns, respectively: (i) contributions by the Corporation on behalf of the named officers to the 401(k) Plan: $4,750 (US), $4,296 (US), $3,887 (US), $4,311 (US) and $4,296
      (US), respectively and (ii) with respect to premiums paid by the Corporation under the Corporation's "split-dollar" Life Insurance Program the sum of (a) the value of the premium payment used to purchase term life insurance plus (b) the value of the benefit to the executive officer of the remainder of the premium payment: $145,931 (US), $52,818 (US), $22,025
      (US), $24,149 (US) and $23,918 (US), respectively.

      With respect to 1996, refers to the following amounts for each of Ms. Witte and Messrs. Szol, Smrke, Wood and Burns, respectively: (i) contributions by the Corporation on behalf of the named officers to the 401(k) Plan: $4,555 (US), $4,135 (US), $4,135 (US), $4,135 (US) and
      $4,064 (US), respectively and (ii) with respect to premiums paid by the Corporation under the Corporation's "split-dollar" Life Insurance Program the sum of (a) the value of the premium payment used to purchase term life insurance plus (b) the value of the benefit to the executive officer of the remainder of the premium payment: $169,825 (US), $32,486 (US), $23,728 (US), $26,447 (US) and $27,124 (US), respectively.

STOCK OPTIONS

      During 1997, options to purchase a total of 3,571,500 Common Shares of the Corporation were granted to directors, officers and employees of the Corporation. Particulars of the grants of options are as follows:


--------------------------------------------------------------------------
                                Number of Shares            Exercise Price
  Date of Grant                      (#)                          ($)
--------------------------------------------------------------------------
 January 2, 1997                 1,429,500                       4.38

 January 7, 1997                    25,000                       4.38

 January 13, 1997                  200,000                       4.35

 January 22, 1997                   10,000                       4.38

 March 3, 1997                      50,000                       4.70

 March 7, 1997                      20,000                       4.45

 March 18, 1997                     50,000                       4.80

 April 9, 1997                      40,000                       4.10

 May 14, 1997                       40,000                       4.00

 May 23, 1997                       65,000                       2.50 (US)

 June 4, 1997                      150,000                       3.43

 August 18, 1997                   100,000                       2.61

 September 19, 1997                 50,000                       2.95

 October 30, 1997                    5,000                       2.95

 December 8, 1997                1,337,000                       1.50
--------------------------------------------------------------------------

      The following tables set forth details of the options granted during 1997 to each of the Named Executive Officers and the particulars of option exercises and year-end option values for each of the Named Executive Officers:

                                             OPTION GRANTS DURING 1997
-------------------------------------------------------------------------------------------------------------------------------
                                                            MARKET VALUE OF
                  SECURITIES    % OF TOTAL                     SECURITIES                      POTENTIAL REALIZABLE VALUE AT
                    UNDER        OPTIONS                       UNDERLYING                      ASSUMED ANNUAL RATES OF STOCK
                   OPTIONS      GRANTED TO  EXERCISE         OPTIONS ON THE                       PRICE APPRECIATION FOR
                   GRANTED      EMPLOYEES   PRICE(2)         DATE OF GRANT                             OPTION TERM(1)
     NAME            (#)         IN 1997   ($/SECURITY)       ($/SECURITY)    EXPIRATION DATE  --------------------------------
                                                                                                  5% ($)            10% ($)
-------------------------------------------------------------------------------------------------------------------------------


 M.K. Witte        150,000        4.20       $4.38                 4.38         Jan. 1/2004      267,465           623,307
                   200,000        5.60       $1.50                 1.48         Dec. 7/2004      116,502           276,820
 E. Szol            75,000        2.10       $4.38                 4.38         Jan. 1/2004      133,732           311,654
                    65,000        1.82       $2.50 (US)            2.50 (US)    May 22/2004       66,154 (US)      154,167 (US)
                   150,000        4.20       $1.50                 1.48         Dec. 7/2004       87,376           207,615
 J.R. Smrke         75,000        2.10       $4.38                 4.38         Jan. 1/2004      133,732           311,654
                    50,000        1.40       $3.43                 3.43         June 3/2004       69,818           162,705
                   100,000        2.80       $1.50                 1.48         Dec. 7/2004       58,251           138,410
 R.F. Burns         75,000        2.10       $4.38                 4.38         Jan. 1/2004      133,732           311,654
                    50,000        1.40       $3.43                 3.43         June 3/2004       69,818           162,705
                   100,000        2.80       $1.50                 1.48         Dec. 7/2004       58,251           138,410
 J.H. Wood          75,000        2.10       $4.38                 4.38         Jan. 1/2004      133,732           311,654
                   100,000        2.80       $1.50                 1.48         Dec. 7/2004       58,251           138,410
-------------------------------------------------------------------------------------------------------------------------------



(1) Potential realizable values are based on assumed annual rates of return specified by the Securities and Exchange Commission. The Corporation cautions shareholders and option holders that such increases in values are based on speculative assumptions and should not inflate expectations of the future value of their holdings. See note 2.

(2) Subject to shareholder approval, the exercise price of these options will be amended to $1.10, as described elsewhere in this circular.


                        Aggregate Option Exercises During 1997 and 1997 Year-End Option Values
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    VALUE OF UNEXERCISED
                   SECURITIES                                                                            IN-THE-MONEY
                  ACQUIRED ON      AGGREGATE VALUE     UNEXERCISED OPTIONS AS AT YEAR END           OPTIONS AT YEAR END
                    EXERCISE          REALIZED                      (#)                                      ($)
   NAME               (#)               ($)            ----------------------------------       -------------------------------
                                                       EXERCISABLE       UNEXERCISABLE          EXERCISABLE       UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------------------------
 M. K. Witte                                             410,000            350,000                 Nil               130,000
 E. Szol                                                 210,000            340,000                 Nil                97,500
 J. R. Smrke        70.000            139,100            110,000            225,000                 Nil                65,000
 R. F. Burns                                             155,000            225,000                 Nil                65,000
 J. H. Wood                                              250,000            215,000                 Nil                65,000
-------------------------------------------------------------------------------------------------------------------------------


      The following table sets forth information on the repricing of options granted by the Corporation since the Corporation's formation in July 1991.


OPTION REPRICING
---------------------------------------------------------------------------------------------------------------------------------
                                                                 MARKET                                              LENGTH OF
                                                                PRICE OF                                              ORIGINAL
                                                             SECURITIES AT                                          OPTION TERM
                                         SECURITIES UNDER        TIME OF     EXERCISE PRICE              NEW         REMAINING
                                         OPTIONS REPRICED     REPRICING OR     AT TIME OF             EXERCISE       AT DATE OF
 NAME              DATE OF REPRICING       OR AMENDED           AMENDMENT       REPRICING               PRICE        REPRICENG
---------------------------------------------------------------------------------------------------------------------------------
 PART A(1)
 M.K. Witte          Mar. 20, 1998           760,000              $1.10           $1.50                 $1.10      21 - 69 months
 E. Szol             Mar. 20, 1998           550,000              $1.10           $1.50                 $1.10      23 - 73 months
 J.H. Wood           Mar. 20, 1998           465,000              $1.10           $1.50                 $1.10      21 - 69 months
 R.F. Burns          Mar. 20, 1998           380,000              $1.10           $1.50                 $1.10      21 - 75 months
 J.R. Smrke          Mar. 20, 1998           335,000              $1.10           $1.50                 $1.10      21 - 75 months
 J.G. Eacott         Mar. 20, 1998           333,000              $1.10           $1.50                 $1.10      21 - 75 months
 S. Lampe            Mar. 20, 1998           100,000              $1.10           $1.50                 $1.10      48 months
 J.A. Brand          Mar. 20, 1998           100,000              $1.10           $1.50                 $1.10      48 months

 PART B(2)

 M.K. Witte          Dec. 8, 1997            760,000              $1.50           $2.65                 $1.50      24 - 72 months
 E. Szol             Dec. 8, 1997            550,000              $1.50           $2.65                 $1.50      26 - 76 months
---------------------------------------------------------------------------------------------------------------------------------

                                                                    -21-

---------------------------------------------------------------------------------------------------------------------------------
                                                                 MARKET                                              LENGTH OF
                                                                PRICE OF                                              ORIGINAL
                                                             SECURITIES AT                                          OPTION TERM
                                         SECURITIES UNDER        TIME OF     EXERCISE PRICE              NEW         REMAINING
                                         OPTIONS REPRICED     REPRICING OR     AT TIME OF             EXERCISE       AT DATE OF
 NAME              DATE OF REPRICING       OR AMENDED           AMENDMENT       REPRICING               PRICE        REPRICENG
---------------------------------------------------------------------------------------------------------------------------------
 J.H. Wood           Dec. 8, 1997            465,000              $1.50           $2.65                 $1.50      24 - 72 months
 R.F. Burns          Dec. 8, 1997            380,000              $1.50           $2.65                 $1.50      24 - 78 months
 J.R. Smrke          Dec. 8, 1997            335,000              $1.50           $2.65                 $1.50      24 - 78 months
 J.G. Eacott         Dec. 8, 1997            333,000              $1.50           $2.65                 $1.50      24 - 78 months
 S. Lampe            Dec. 8, 1997            100,000              $1.50           $2.65                 $1.50      51 months
 J.A. Brand          Dec. 8, 1997            100,000              $1.50           $2.65                 $1.50      51 months

 PART C(3)

 M.K. Witte          Aug. 18, 1997           300,000              $2.65           $4.90                 $2.65      37 months
                     Aug. 18, 1997            60,000              $2.65           $4.90                 $2.65      41 months
                     Aug. 18, 1997            50,000              $2.65           $4.50                 $2.65      28 months
                     Aug. 18, 1997           150,000              $2.65           $4.38                 $2.65      76 months

 E. Szol             Aug. 18, 1997           200,000              $2.65           $3.15(US)             $2.65      30 months
                     Aug. 18, 1997            60,000              $2.65           $4.90                 $2.65      41 months
                     Aug. 18, 1997            75,000              $2.65           $4.38                 $2.65      76 months
                     Aug. 18, 1997            65,000              $2.65           $2.50(US)             $2.65      80 months

 J.H. Wood           Aug 18, 1997            200,000              $2.65           $5.50                 $2.65      32 months
                     Aug 18, 1997             30,000              $2.65           $4.50                 $2.65      28 months
                     Aug 18, 1997             60,000              $2.65           $4.90                 $2.65      41 months
                     Aug 18, 1997             75,000              $2.65           $4.38                 $2.65      76 months

 R.F. Burns          Aug. 18, 1997            50,000              $2.65           $4.50                 $2.65      28 months
                     Aug. 18, 1997            60,000              $2.65           $4.90                 $2.65      41 months
                     Aug. 18, 1997            45,000              $2.65           $2.67                 $2.65      33 months
                     Aug. 18, 1997            75,000              $2.65           $4.38                 $2.65      76 months
                     Aug. 18, 1997            50,000              $2.65           $3.43                 $2.65      82 months

 J.R. Smrke          Aug. 18, 1997            50,000              $2.65           $4.50                 $2.65      28 months
                     Aug. 18, 1997            60,000              $2.65           $4.90                 $2.65      41 months
                     Aug. 18, 1997            75,000              $2.65           $4.38                 $2.65      76 months
                     Aug. 18, 1997            50,000              $2.65           $3.43                 $2.65      82 months
---------------------------------------------------------------------------------------------------------------------------------


                                                                    -22-

---------------------------------------------------------------------------------------------------------------------------------
                                                                 MARKET                                              LENGTH OF
                                                                PRICE OF                                              ORIGINAL
                                                             SECURITIES AT                                          OPTION TERM
                                         SECURITIES UNDER        TIME OF     EXERCISE PRICE              NEW         REMAINING
                                         OPTIONS REPRICED     REPRICING OR     AT TIME OF             EXERCISE       AT DATE OF
 NAME              DATE OF REPRICING       OR AMENDED           AMENDMENT       REPRICING               PRICE        REPRICENG
---------------------------------------------------------------------------------------------------------------------------------
 J.G. Eacott         Aug. 18, 1997           30,000               $2.65           $4.50                 $2.65      28 months
                     Aug. 18, 1997           60,000               $2.65           $4.90                 $2.65      41 months
                     Aug. 18, 1997           18,000               $2.65           $2.67                 $2.65      33 months
                     Aug. 18, 1997           75,000               $2.65           $4.38                 $2.65      76 months
                     Aug. 18, 1997           50,000               $2.65           $3.43                 $2.65      82 months

 S. Lampe            Aug. 18, 1997           50,000               $2.65           $3.50(US)             $2.65      55 months

 J.A. Brand          Aug. 18, 1997           50,000               $2.65           $4.80                 $2.65      55 months
---------------------------------------------------------------------------------------------------------------------------------



(1) The option repricing in Part A is subject to shareholder approval. See "Amendment of Stock Options". It has been assumed that the repricing described in Part B was in effect at the time of the Part A repricing.

(2) The option repricing in Part B which was subject to shareholder approval, was replaced by the repricing set out in Part A of the Table. It has been assumed that the repricing described in Part C was in effect at the time of the Part B repricing.

(3) The option repricing in Part C, which was subject to shareholder approval, was replaced by the repricing set out in Part B and subsequently replaced by the repricing set out in Part A of the Table.

RETIREMENT PLAN

      The officers of the Corporation participate in the Royal Oak Mines (USA) Retirement Plan, which covers substantially all U.S. employees of the Corporation, as defined. Contributions to the Retirement Plan, and the related expense or income, are based on general actuarial calculations and accordingly, no portion of the Corporation's contributions, and related expenses or income, is specifically attributable to the Corporation's officers. The current maximum annual pension benefit payable by the Plan to any employee is $125,000 (US), subject to specified adjustments. Upon reaching the normal retirement age of 65, each participant is eligible to receive annual retirement benefits in monthly instalments for life equal to, for each year of credited service, 1.2% of Final Average Earnings (FAE) (defined as the average of the highest 60 consecutive months of earnings during the 120 months preceding severance date). Officers of the Corporation are eligible to receive reduced retirement benefits as early as age 55 with 5 years of eligible service. The Retirement Plan earnings for purpose of the Plan include "regular salary or wages and any base salary deferrals under the 401(k) Savings Plan. Earnings do not include any bonus or commissions, overtime pay, moving expenses, car allowances, other business expense reimbursement or nonqualified deferrals". Annual pensionable compensation for the fiscal year ending December 31, 1997 covered by the Retirement Plan is limited to $160,000 (US) (as may be indexed) pursuant to
Section 401(a)(17) of the Code.

      The following table shows estimated aggregate annual benefits under the Retirement Plan payable upon retirement to a participant who retires in 1997 at age 65 having the years of service and Final Average Earnings as specified.


--------------------------------------------------------------------------------------------------------------------------
                                                      YEARS OF CREDITED SERVICE
--------------------------------------------------------------------------------------------------------------------------
    FAE             5                 10                 15                 20                 25                 30
--------------------------------------------------------------------------------------------------------------------------
    $US             $US               $US                $US                $US                $US                $US
--------------------------------------------------------------------------------------------------------------------------
        75,000      4,500              9,000             13,500             18,000             22,500             27,000

       100,000      6,000             12,000             18,000             24,000             30,000             36,000

       125,000      7,500             15,000             22,500             30,000             37,500             45,000

       150,000      9,000             18,000             27,000             36,000             45,000             54,000

       175,000+(1)  9,100             18,200             27,400             36,500             45,600             54,700
--------------------------------------------------------------------------------------------------------------------------



(1) The amounts indicated in the years of credited service against the $175,000+ relate to the $160,000 referred to in the preceding paragraph..

      Benefits listed in the pension table are not subject to any deduction for Social Security or other offset amounts. As of December 31, 1997, the following executive officers have completed the indicated number of years of credited service: R. F. Burns, 7 years; E. Szol, 2.8 years; J. R. Smrke, 8 years, M. K. Witte, 7 years and J. H. Wood, 3.6 years.

SUPPLEMENTAL LIFE INSURANCE PLAN

      The Corporation has established a plan effective January 1, 1996, to provide certain executives of the Corporation, including the named officers, with supplemental life insurance protection for their families in the event of death under a split dollar life insurance arrangement. Under this plan, upon the death of a participant, beneficiaries designated by such participant will be entitled to receive that portion of the policy proceeds equal to the greater of the total cash value of the policy or two times the participant's highest annual compensation from the Corporation during the three consecutive calendar years prior to the death.

EMPLOYMENT AGREEMENTS

      The Corporation has guaranteed the performance of employment agreements (collectively, the "Agreements") made by its wholly-owned U.S. subsidiary, Arctic Precious Metals, Inc. carrying on business as Royal Oak Mines (USA) Inc. ("Arctic"), with Margaret K. Witte, President and Chief Executive Officer of the Corporation, and Ross F. Burns, Vice-President of Global Exploration. The Corporation also guaranteed the performance by Arctic of employment agreements with the Corporation's Chief Financial Officer, Chief Operating Officer and two Vice-Presidents (collectively, the "Executives"), being Messrs. Wood, Szol, Smrke, and Eacott.

      The Agreements, which for the four Executives are substantially identical except for the compensation provisions, were reviewed and approved by the Board of Directors of the Corporation following the recommendation of the Compensation Committee. The Agreements are for initial fixed terms of two years in the case of Ms. Witte and Mr. Burns and one year for the Executives, with identical automatic renewal terms of additional 12-month periods until termination. In the event of a termination of employment without cause and in certain other specified circumstances, including a change of control of Arctic or the Corporation, each employee is entitled to compensation. In the case of Ms. Witte and Mr. Burns, the acquisition by any person or group acting in concert of more than 30% of the issued and outstanding Common Shares of Arctic or the Corporation or the election to the Board of Directors of Arctic or the Corporation of persons employed by or representing any one person or group acting in concert and constituting 40% or more of the Board of Directors would constitute a "Terminating Event".

      In the event that the employment of either Ms. Witte or Mr. Burns is terminated without cause, each is entitled to 24 months notice of termination or payment in lieu thereof with full continuation of benefits for the notice period. In the event of termination by either employee upon the occurrence of a Terminating Event, Ms. Witte is entitled to receive a lump sum representing three years salary, together with all benefits for a 24-month period and Mr. Burns is entitled to receive a lump sum representing two years salary, together with all benefits for the 24-month period. In addition, Ms. Witte and Mr. Burns will have the right for a period of six months from such Terminating Event to require the Corporation to purchase or arrange for the purchase of up to 2,000,000 Common Shares (in the case of Ms. Witte) and up to 50,000 Common Shares (in the case of Mr. Burns) held by them or their spouses or any corporation controlled by any of them, respectively, for a price per share equal to the simple average of the closing price of the Common Shares of the Corporation on The Toronto Stock Exchange for each of the business days on which there was a closing price falling not more than 20 business days prior to the receipt by the Corporation of the notice of exercise of the right herein described. If such right is not exercised and Ms. Witte or Mr. Burns, as the case may be, is then indebted to the Corporation, the outstanding principal amount of such loan will be forgiven by the Corporation. Ms. Witte is currently indebted to the Corporation in the principal amount of $1,400,000 (US) and Mr. Burns is not indebted to the Corporation.

      In the event that the employment of any one of the four Executives is terminated without cause, including a dismissal arising from or related to a change of ownership of Arctic or the Corporation, each is entitled to receive compensation tied to length of service. When termination occurs after 12 months of service but before the completion of 48 months of service, the employee is entitled to 18 months base salary plus the cost to the Corporation of 18 months benefits; and where termination occurs any time after 48 months of service, the employee is entitled to 24 months base salary including bonus, plus the cost to the Corporation of two years of benefits. In the event of a change of control of Arctic or the Corporation, the Executive is entitled upon dismissal to payments of any bonus earned but unpaid and has the immediate right to exercise all valid option agreements. Loans outstanding under the Agreements with the Executives are secured and must be repaid in full within 120 days following termination of employment. Several of the Executives are indebted to Arctic (see "Indebtedness of Directors and Officers"). Each of Ms. Witte, Mr. Burns and the Executives are participants in the Corporation's Retirement Plan (see "Retirement Plan").

COMPOSITION OF THE COMPENSATION COMMITTEE

      The Compensation Committee of the Board of Directors of the Corporation (the "Committee") consists of William J.V. Sheridan, the Secretary of the Corporation and George Oughtred. Matthew Gaasenbeek, a former director of the Corporation, was during 1997, Chairman of the Compensation Committee until his retirement as a director in May 1998, prior to the preparation of the following report.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

OVERALL POLICY

      Compensation of the Corporation's executive officers rests in the discretion of the Board of Directors, and the Compensation Committee of the Board of Directors is charged with considering specific information and making recommendations to the full Board. The Compensation Committee during 1997 was comprised of three directors and presently has two members. The members of the Committee, all of whom are (and were) non-employees, are appointed annually by the Corporation's Board of Directors. The Compensation Committee's consideration of and recommendations regarding executive compensation are guided by a number of factors including overall corporate performance and return to shareholders. The overall objectives of the Corporation's executive compensation package are to attract and to retain the best possible executive talent, to motivate the Corporation's executives to achieve goals consistent with the Corporation's business strategy, to provide an identity between executive and shareholder interests through stock option grants and finally to provide a compensation package that recognizes an executive's individual contributions in addition to the Corporation's overall business results.

      The Compensation Committee periodically reviews the Corporation's executive compensation program. In making recommendations concerning executive compensation, the Committee reviews reports published by independent compensation consultants assessing compensation programs and reviews the Corporation's executive compensation, corporate performance, share price appreciation and total return to shareholders against a peer group of public corporations. The Compensation Committee's periodic review permits an ongoing evaluation of the link between the Corporation's performance and its executive compensation in the context of the compensation programs of other corporations.

      The Compensation Committee recommends to the Board of Directors compensation levels and programs for the Chief Executive Officer and all senior officers, including the individuals whose compensation is detailed in the Proxy Statement. In reviewing individual performance of executives whose compensation is detailed in this Proxy Statement, the Compensation Committee takes into account the views of the Corporation's Chief Executive Officer (except with respect to the Chief Executive Officer).

      The key elements of the Corporation's executive compensation consist of base salary, an annual cash performance payment and grant of stock options. The Compensation Committee's policies with respect to each of these elements, including the basis for the compensation awarded to Ms. Witte as Chief Executive Officer, are discussed below. While the Committee takes into consideration all of the factors set forth below in setting base salaries, the Committee's deliberations are essentially subjective, and no set quantitative formula determines the base salaries or performance payments of any of the named executives.

      During 1997, the Corporation ceased operations at two of its five mines, primarily as a result of the significant decrease in the world price for gold. These initiatives resulted in a significant write-down of assets as at December 31, 1997 and constituted the largest factor contributing to the overall loss for 1997. Cash costs at the continuing operations were reduced to an average of US$285 per ounce during the fourth quarter from US$332 during the first quarter.

      As a result of the deterioration in the world gold and copper markets, the final financing arrangements for the Corporation's new Kemess mine became more complex and was delayed. Consequently, the Corporation experienced a liquidity problem. However, the construction schedule was generally maintained with the target of commencing operations in the second quarter of 1998. Cost overruns at the Kemess Mine became apparent in the first quarter of 1998 which ultimately required the Corporation to seek additional financing in difficult circumstances.

      The Committee considered the performance of the senior executive during 1997 in relation to the difficulties facing the Corporation and other gold producers, including the response of such executives to the negative external circumstances which arose last year and continued into 1998.

      In March, 1998, the Compensation Committee met to consider the individual performance of its Chief Executive Officer and the other executive officers of the Corporation during 1997.

BASE SALARIES

      Base salaries for new executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other corporations both in the peer group and more broadly since the Corporation competes with companies outside of its peer group for executive talent.

      Annual salary adjustments are determined by evaluating the performance of the Corporation and of each executive officer, and also take into account new responsibilities for any particular officer. The Compensation Committee, where appropriate, also considers other corporate performance measures, including productivity, cost control, safety, environmental awareness and improvements in relations with customers, suppliers and employees. The Compensation Committee places a premium on efficiency, because the Corporation has no control over the prices at which its product is sold.

      With respect to the base salary set for all senior executives, the Compensation Committee took into account a comparison of base salaries of senior executives of peer corporations, the assessment by the Compensation Committee of the executive's individual performance, and the performance of the Corporation when compared with other medium and large gold producers in what was generally considered to be the most difficult year for such companies in recent history.

      The Committee considered that, generally, the base salaries of the senior executives were at the lower end of the range of salaries paid in comparable circumstances. Notwithstanding this, the Committee recommended that 1997 base salaries be maintained for 1998 in part to reflect the disappointing financial results for 1997 and in part to conserve cash for construction of the Kemess mine.

ANNUAL PERFORMANCE PAYMENT

      In certain areas, individual performance was exemplary. The Corporation achieved one of the highest average realized gold prices in the industry, namely $393 (US) per ounce. The resultant revenue to the Corporation from hedging activities was approximately $34,000,000. In 1997, cost containment and production goals at its continuing operations met budget projections.

      Taking into account these factors as well as the overall financial results of the Corporation in 1997, and that salaries would not be increased in 1998, the Compensation Committee recommended to the Board the following annual performance payments be made with respect to 1997:

             INDIVIDUAL                             PAYMENT
             ----------                             -------
             Margaret K. Witte                        $200,000 (US)

             John R. Smrke                            $ 40,000 (US)

             James H. Wood                            $100,000 (US)

             Ross F. Burns                            $ 20,000 (US)

             Edmund Szol                              $150,000 (US)


      Having regard to the cash flow restrictions facing the Corporation, it was determined that the above-noted amounts would be used to reduce, effective September 30, 1998, the existing indebtedness of each of the above-named (other than Mr. Burns) to the Corporation by an amount equal to the bonus amount less the amount required to be withheld and remitted under applicable tax laws. As Mr. Burns is not currently indebted to the Corporation, his bonus will be paid to him in cash. Any executive whose bonus amount net of withholding exceeds the amount of indebtedness owed by him or her to the Corporation as of September 30, 1998, will receive a cash payment equal to the excess amount.

STOCK OPTIONS

      Stock options may be granted to the Corporation's executive officers and key employees, including the individuals whose compensation is detailed in this Proxy Statement. The size of stock option grants are based on a number of factors, including competitive compensation data, similar to those used to determine base salaries and annual performance payments. The Compensation Committee can elect not to award options.

      Stock options are intended to align the interests of executives and directors with those of the shareholders. All stock options granted have been granted with an exercise price equal to or above the market price of the Common Shares of the Corporation on the date preceding the date of grant and are generally exercisable during a five to seven year period. This approach is designed to provide executives with an incentive for creation of shareholder value over the long term since the benefit of the compensation package cannot be realized unless share price appreciation occurs.

      During 1997, options to purchase a total of 1,265,000 Common Shares were granted to the Chief Executive Officer and the other Named Executive Officers. In recognition of the cash flow restrictions and the budgetary constraints facing the Corporation which restricted the Corporation's ability to pay cash performance payments or to offer salary increases, the Board of Directors approved, subject to shareholder approval, the repricing of substantially all of the Corporation's existing stock options to reflect the then current market price of the Common Shares. The repricing was primarily to reward loyal personnel for their past efforts and to act as an ongoing incentive to its personnel to remain committed to the Corporation as it continues to transform itself into a low-cost producer of gold and copper during a period of depressed world prices for such commodities. Full particulars of the repricing are set out under the heading "Amendment of Stock Options" elsewhere in this Proxy Circular.

      The Compensation Committee believes that significant equity interests in the Corporation held by the Corporation's management align the interests of shareholders and management and took this into account in granting options to the Chief Executive Officer and the senior executives.

OPTION AMENDMENTS/REPRICINGS

      By resolution dated March 20, 1998, the Board of Directors determined, subject to regulatory approval, to amend the terms of options to purchase 5,994,500 Common Shares of the Corporation, being substantially all of the Corporation's then outstanding stock options (the "Prior Options") so as to reduce the exercise price on such options to $1.10 per share.

      As the Corporation approached the opening of its Kemess Mine, management believed that it was critical for the Corporation to maintain a dedicated and committed work force to complete the project. Given the significant decline in gold prices from a high of US$366 per ounce at the beginning of 1997 to a low of US$283 per ounce in early December, the Corporation faced severe restrictions on its cash flow. The Corporation was also met with budgetary constraints which restricted the Corporation's ability to pay cash performance payments or to offer salary increases as incentives to its personnel. Faced with the possibility of losing key personnel, management viewed the repricing of existing options to reflect then-current market prices as one of the few means available to not only reward the Corporation's loyal personnel for their past efforts but also to continue to provide a strong incentive to its personnel to maintain commitment to the Corporation.

SECTION 162(m) OF THE INTERNAL REVENUE CODE

      Section 162(m) of the United States Internal Revenue Code of 1986 generally limits the corporate tax deduction for compensation in excess of $1 million (US) paid to the Corporation's Chief Executive Officer and any of its four other most highly paid executive officers. This limit applies to long-term incentive compensation and annual bonuses, as well as base salary. Compensation that qualifies as performance-based under regulations of the Internal Revenue Service is exempt from the deduction limit.

CONCLUSION

      The Corporation's executive compensation is linked to individual and corporate performance and to share price appreciation. In 1997, a significant portion of the Corporation's executive compensation consisted of these performance-based variable elements as determined in the discretion of the Compensation Committee and the Board of Directors. The Compensation Committee intends to continue the policy of linking executive compensation to corporate and individual performance and returns to shareholders, recognizing that the rise and fall of the business cycle may result in an imbalance for a particular period. The Compensation Committee adjusts for factors such as these, which are beyond an executive's control, by exercising its qualitative judgment.

      The foregoing report is submitted by the Compensation Committee of the Board of Directors.

      George Oughtred
      William J.V. Sheridan

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      William J. V. Sheridan, who serves on the Compensation Committee, is the Secretary of the Corporation and is a partner of the law firm of Lang Michener, counsel to the Corporation.

PERFORMANCE GRAPH

      The following graph compares the yearly percentage change in the cumulative total shareholder return of the Common Shares of the Corporation over the past five years with the cumulative total return of The Toronto Stock Exchange 300 Total Return Stock Index and The Toronto Stock Exchange Gold and Precious Minerals Index since that date.

                          [COMPARATIVE PERFORMANCE CHART]

--------------------------------------------------------------------------------------------------------------------------
                                              DEC. 31/92   DEC. 31/93   DEC. 31/94   DEC. 31/95   DEC. 31/96   DEC. 31/97
                                             -----------------------------------------------------------------------------
Royal Oak Close                               $    1.95   $     6.25   $     4.60   $     4.85   $     4.38   $     2.15
Royal Oak Value                                  100.00       320.51       235.90       248.72       224.62       110.26
TSE 300 Close                                  6,201.72     8,236.00     8,184.33     9,397.97    12,061.95    13,868.54
TSE 300 Value                                    100.00       132.80       131.97       151.54       194.49       223.62
TSE Gold and Precious Minerals Index Close     7,264.30    15,042.35    13,578.92    14,732.16    16,081.79     9,141.60
TSE Gold and Precious Minerals Index Value       100.00       207.07       186.93       202.80       221.38       125.84
--------------------------------------------------------------------------------------------------------------------------



(1) Assumes $100 invested in the Corporation's Common Shares on December 31, 1992 and in the TSE 300 Total Return Index and in the TSE Gold and Precious Minerals Index Total Return Index, which assume dividend reinvestment.

COMPENSATION OF DIRECTORS

      The directors of the Corporation are entitled to receive an annual fee of $12,000 plus $1,000 for each meeting of the board or a committee thereof attended. The Chairperson of each meeting receives an additional $250. The directors are also entitled to reimbursement from the Corporation for all reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the board or a committee thereof.

INDEBTEDNESS OF DIRECTORS AND OFFICERS

      The aggregate amount of indebtedness to the Corporation or its subsidiaries incurred in connection with the purchase of securities of the Corporation by all present and former officers, directors and employees of the Corporation outstanding as at May 8, 1998 was $656,021 (US).

      The following table sets forth the indebtedness incurred by directors, senior officers and executive officers of the Corporation for the purchase of securities of the Corporation.

INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS UNDER SECURITIES PURCHASE PROGRAMS

---------------------------------------------------------------------------------------------------------------------------------
                                                 Largest Amount
                                Involvement of    Outstanding      Amount Outstanding      Financially Assisted
 Name and Principal                Issuer or       During 1997      as at May 8, 1998      Securities Purchases   Security for
 Position                         Subsidiary         $(US)             $(US)               During 1997            Indebtedness
---------------------------------------------------------------------------------------------------------------------------------
 M.K. Witte                       Loan by            527,741           537,114              312,000 Shares        800,000 Shares
 Chairman, President and        Subsidiary(1)
 Chief Executive Officer
---------------------------------------------------------------------------------------------------------------------------------
 J.R. Smrke,                      Loan by             78,510            79,910                    --                    --
 Senior Vice-President          Subsidiary(2)
---------------------------------------------------------------------------------------------------------------------------------
 J. G. Eacott                     Loan by             38,316            38,997                    --               16,000 Shares
 Vice-President, Investor       Subsidiary(3)
 Relations
---------------------------------------------------------------------------------------------------------------------------------


(1) Arctic Precious Metals, Inc., a subsidiary of the Corporation, provided a loan to Ms. Witte in connection with previous purchases of the Corporation's shares. The loan bears interest at prescribed rates and is secured by the pledge of 800,000 Common Shares of the Corporation. The lender may demand repayment of up to two-thirds of the principal amount in any one year provided that such repayment shall not exceed the amount of any bonus payable to Ms. Witte for that particular year.

 (2) Arctic Precious Metals, Inc., a subsidiary of the Corporation, provided loans to Mr. Smrke. The loans bear interest at prescribed rates. They are secured by Mr. Smrke's ownership interest in real property and represented by a deed of trust that is, and will be, subordinate to recorded encumbrances on the real property. The loans are repayable from, at the discretion of the Corporation, future bonus amounts earned by Mr. Smrke and from the aggregate net value of any stock options exercised by Mr. Smrke, at the rate of one-half of the after-tax value to Mr. Smrke of such amounts.

(3) Arctic Precious Metals, Inc., a subsidiary of the Corporation, provided a loan to Mr. Eacott. The loan bears interest at prescribed rates and is secured by the pledge of 16,000 Common Shares to the Corporation. The loan is repayable from, at the discretion of the Corporation, future bonus amounts earned by Mr. Eacott and from the aggregate net value of any stock options exercised by Mr. Eacott at the rate of one-half of the after-tax value to Mr. Eacott of such amounts.

      As at May 8, 1998, the aggregate amount of indebtedness to the Corporation or its subsidiaries incurred, other than in connection with the purchase of securities of the Corporation, by all current and former directors, officers and employees of the Corporation was $1,271,875 (US).

      The following table sets forth the indebtedness to the Corporation or its subsidiaries incurred by the executive officers, senior officers and directors of the Corporation, other than for the purchase of securities of the Corporation.

INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS
 OTHER THAN UNDER SECURITIES PURCHASE PROGRAMS
--------------------------------------------------------------------------------
                                            Largest Amount         Amount
                           Involvement of     Outstanding     Outstanding as at
 Name    and   Principal     Issuer or        During 1997        May 8, 1998
 Position                    Subsidiary          $(US)              $(US)
--------------------------------------------------------------------------------
 M. K. Witte
 Chairman, President and    Subsidiary(1)        $916,467           $892,356
 Chief Executive Officer

 E. Szol
 Executive Vice-            Subsidiary(2)        $ 90,000           $ 90,000
 President and Chief
 Operating Officer

 J. R. Smrke
 Senior Vice-President      Subsidiary(3)        $ 24,371           $ 18,152

 J. H. Wood
 Chief Financial Officer    Subsidiary(4)        $ 66,300           $ 58,800

 J. G. Eacott
 Vice-President,            Subsidiary(5)        $ 42,494           $ 43,248
 Investor Relations
--------------------------------------------------------------------------------

(1) In 1996 loans were made to Ms. Witte by Arctic Precious Metals, Inc. ("Arctic"), a subsidiary of the Corporation. The loans bear interest at the prescribed rates and are secured by the pledge of the 800,000 Common Shares of the Corporation referred to in note (1) on page 30. Ms. Witte's compensation will be increased to the extent that any interest is paid. The loans are fully repayable within 30 days of the termination of Ms. Witte's employment for cause. Prior to that time, up to one-third of the principal amount per year is repayable on demand from bonus amounts earned by Ms. Witte for that year. See "Employment Agreements."

(2) During 1997, loans were made to Mr. Szol pursuant to the terms of his employment agreement by Arctic. The loans do not bear interest and are secured against Mr. Szol's residence. The loans will be repaid from the net proceeds of Mr. Szol's 1997 bonus.

(3) In January, 1995, a loan was made to Mr. Smrke by Arctic. The loan bears interest at prescribed rates. The loan is repayable from, at the discretion of the Corporation, future bonus amounts earned by Mr. Smrke and from the aggregate net value of any stock options exercised by Mr. Smrke, at the rate of one-half of the after-tax value to Mr. Smrke of such amounts.

(4) In May, 1995, a housing loan was made to Mr. Wood by Arctic. The loan does not bear interest and is secured against Mr. Wood's residence. The loan is repayable over a maximum of ten years from, at the discretion of the Corporation, future bonus amounts earned by Mr. Wood and from the aggregate net value of any stock options exercised by Mr. Wood, at the rate of one-half of the after-tax value to Mr. Wood of such amounts. This loan will be repaid from the net proceeds of Mr. Wood's 1997 bonus.

(5) In April 1997, a loan was made to Mr. Eacott by Arctic. The loan bears interest at prescribed rates and is secured by the pledge of 10,000 shares of the Corporation. The loan is repayable from, at the discretion of the Corporation, future bonus amounts earned by Mr. Eacott and from the aggregate net value of any stock options exercised by Mr. Eacott at the rate of one-half of the after-tax value to Mr. Eacott of such amounts. This loan will be reduced by the after-tax amount of Mr. Eacott's 1997 bonus.

DIRECTORS' AND OFFICERS' INSURANCE

      The Corporation maintains liability insurance policies covering directors and officers of the Corporation acting in their respective capacities as such. Total coverage is $25,000,000, subject to a corporate deductible of $250,000. The total premium paid by the Corporation in respect of this coverage during 1997 was $125,000.

                     STATEMENT OF CORPORATE GOVERNANCE PRACTICES

      Every company incorporated in Canada or a province thereof whose shares are listed on The Toronto Stock Exchange ("TSE") is required to disclose on an annual basis its approach to corporate governance with reference to specified guidelines which are derived from those set out in the TSE Committee on Corporate Governance Report (the "TSE Report"). Where a company's system of corporate governance differs from the guidelines, an explanation of the differences is required.

      Set forth below are the matters required to be addressed, a synopsis of the related TSE guidelines and a commentary on the Corporation's approach with respect to each.

1.    THE MANDATE OF THE BOARD OF DIRECTORS, INCLUDING ITS DUTIES AND
OBJECTIVES.

      GUIDELINE: THE BOARD OF DIRECTORS SHOULD EXPLICITLY ASSUME RESPONSIBILITY FOR THE STEWARDSHIP OF THE CORPORATION AND AS PART OF THE OVERALL STEWARDSHIP RESPONSIBILITY SHOULD ASSUME RESPONSIBILITY FOR THE FOLLOWING MATTERS:

      (i)   ADOPTION OF A STRATEGIC PLANNING PROCESS;

            The board of directors of the Corporation (the "Board") meets annually to review and approve the Corporation's annual business plan. A portion of each regularly scheduled board meeting is set aside for a discussion of strategic planning and the Board will be holding special purpose meetings annually with all senior and operations management to deal principally with strategic planning.

      (ii) THE IDENTIFICATION OF THE PRINCIPAL RISKS OF THE CORPORATION'S BUSINESS AND ENSURING THE IMPLEMENTATION OF APPROPRIATE SYSTEMS TO MANAGE THESE RISKS;

            The principal risks of the Corporation's business relate primarily to its mining operations. Detailed systems are in place at each operating mine site to monitor such risks, including health and safety and environmental risks and risks relating to mining methodology. A local manager at each site supervises the application of such systems and reports regularly to senior management.

      (iii) SUCCESSION PLANNING INCLUDING APPOINTING, TRAINING AND MONITORING SENIOR MANAGEMENT;

            The Board monitors succession planning on an ongoing basis and adopts responsibility for the appointment and training of new members of senior management. Responsibility for training new members of the management team is delegated to the existing senior management group.

      (iv)  A COMMUNICATIONS POLICY FOR THE CORPORATION;

            The Board specifically reviews and approves the Corporation's annual financial statements as well as the Corporation's annual report and shareholders' meeting materials. In addition, various members of the Corporation's senior management team are charged with the responsibility of complying with the Corporation's regulatory disclosure obligations. The Vice-President, Investor Relations is responsible for dealing on an ongoing basis with inquiries from shareholders, bondholders, analysts, the media and other interested parties.

      (v) THE INTEGRITY OF THE CORPORATION'S INTERNAL CONTROL AND MANAGEMENT INFORMATION SYSTEMS.

            The integrity of the Corporation's internal control and management information systems is primarily the responsibility of the Audit Committee of the Board, which meets with both the Corporation's financial and accounting personnel and the Corporation's external auditors to review these matters. The Audit Committee reports to the full Board with respect to any issues that arise out of such discussions.

2. THE COMPOSITION OF THE BOARD, WHETHER THE BOARD HAS A MAJORITY OF UNRELATED DIRECTORS AND THE BASIS FOR THIS ANALYSIS; IF THE COMPANY HAS A SIGNIFICANT SHAREHOLDER, WHETHER THE COMPANY SATISFIES THE REQUIREMENT FOR FAIRLY REFLECTING THE INVESTMENT OF THE MINORITY SHAREHOLDERS IN THE CORPORATION AND THE BASIS FOR THIS ANALYSIS.

      GUIDELINE: THE BOARD OF DIRECTORS OF EVERY CORPORATION SHOULD BE CONSTITUTED WITH A MAJORITY OF INDIVIDUALS WHO QUALIFY AS UNRELATED DIRECTORS. AN UNRELATED DIRECTOR IS A DIRECTOR WHO IS FREE FROM ANY INTEREST AND ANY BUSINESS OR OTHER RELATIONSHIP WHICH COULD, OR COULD REASONABLY BE PERCEIVED TO, MATERIALLY INTERFERE WITH THE DIRECTOR'S ABILITY TO ACT WITH A VIEW TO THE BEST INTERESTS OF THE CORPORATION, OTHER THAN INTERESTS AND RELATIONSHIPS ARISING FROM SHAREHOLDING. A RELATED DIRECTOR IS A DIRECTOR WHO IS NOT AN UNRELATED DIRECTOR. IF THE CORPORATION HAS A SIGNIFICANT SHAREHOLDER, IN ADDITION TO A MAJORITY OF UNRELATED DIRECTORS, THE BOARD SHOULD INCLUDE A NUMBER OF DIRECTORS WHO DO NOT HAVE INTERESTS IN OR RELATIONSHIPS WITH EITHER THE CORPORATION OR THE SIGNIFICANT SHAREHOLDER AND WHICH FAIRLY REFLECTS THE INVESTMENT IN THE CORPORATION BY SHAREHOLDERS OTHER THAN THE SIGNIFICANT SHAREHOLDER. A SIGNIFICANT SHAREHOLDER IS A SHAREHOLDER WITH THE ABILITY TO EXERCISE A MAJORITY OF THE VOTES FOR THE ELECTION OF THE BOARD OF DIRECTORS.

      GUIDELINE: THE APPLICATION OF THE DEFINITION OF "UNRELATED DIRECTOR" TO THE CIRCUMSTANCES OF EACH INDIVIDUAL DIRECTOR SHOULD BE THE RESPONSIBILITY OF THE BOARD WHICH WILL BE REQUIRED TO DISCLOSE ON AN ANNUAL BASIS WHETHER THE BOARD HAS A MAJORITY OF UNRELATED DIRECTORS OR, IN THE CASE OF A CORPORATION WITH A SIGNIFICANT SHAREHOLDER, WHETHER THE BOARD IS CONSTITUTED WITH THE APPROPRIATE NUMBER OF DIRECTORS WHICH ARE NOT RELATED TO EITHER THE CORPORATION OR THE SIGNIFICANT SHAREHOLDER.

      Based on the principles enunciated above, the Board believes that the following individuals are related directors: Margaret K. Witte (Chairman, President and Chief Executive Officer); Ross F. Burns (Vice-President, Global Exploration) and William J.V. Sheridan (Secretary and partner of Lang Michener, counsel to the Corporation).

      The following directors are considered to be unrelated on the basis that they are not employed by the Corporation, do not have any material business relationships with the Corporation, directly or indirectly, and do not receive any remuneration from the Corporation, directly or indirectly, other than directors' fees: J. Conrad Lavigne and George W. Oughtred.

      Based on the foregoing, the Corporation presently has three related and two unrelated directors.

      GUIDELINE: EVERY BOARD OF DIRECTORS SHOULD EXAMINE ITS SIZE WITH A VIEW TO DETERMINING THE IMPACT OF THE NUMBER UPON EFFECTIVENESS, AND UNDERTAKE WHERE APPROPRIATE, A PROGRAM TO REDUCE THE NUMBER OF DIRECTORS TO A NUMBER WHICH FACILITATES MORE EFFECTIVE DECISION-MAKING.

      The Board reviews the number of directors on the Board annually with a view to establishing an optimum number for effective decision-making. The Governance and Nominating Committee of the Board is charged with the responsibility of reviewing periodically the size of the Board to ensure its continued effectiveness. The Board is currently comprised of five directors. The Board believes that it is able to operate effectively with five directors and does not believe that a reduction in the number of directors is warranted or desirable.

3. IF THE BOARD DOES NOT HAVE A CHAIR SEPARATE FROM MANAGEMENT, THE STRUCTURES AND PROCESSES WHICH ARE IN PLACE TO FACILITATE THE FUNCTIONING OF THE BOARD INDEPENDENTLY OF MANAGEMENT.

      GUIDELINE: EVERY BOARD OF DIRECTORS SHOULD HAVE IN PLACE APPROPRIATE STRUCTURES AND PROCEDURES TO ENSURE THAT THE BOARD CAN FUNCTION INDEPENDENTLY OF MANAGEMENT.

      The Chairman of the Board is also the Chief Executive Officer of the Corporation. The Board believes that, given her detailed knowledge of the Corporation's operations and experience in the mining industry, the Chief Executive Officer is the most appropriate individual to set the agenda for meetings of the Board, ensure that adequate information is provided to the Board and chair the meetings.

      GUIDELINE: THE BOARD OF DIRECTORS SHOULD IMPLEMENT A SYSTEM WHICH ENABLES AN INDIVIDUAL DIRECTOR TO ENGAGE OUTSIDE ADVISORS AT THE EXPENSE OF THE
CORPORATION IN APPROPRIATE CIRCUMSTANCES.   ENGAGEMENT OF THE OUTSIDE ADVISOR
SHOULD BE SUBJECT TO THE APPROVAL OF AN APPROPRIATE COMMITTEE OF THE BOARD.

      In the case of non-arm's-length transactions or other circumstances where a member or members of the Board may have a conflict of interest with the Corporation, prudent and established corporate practice dictates that a committee of independent directors be struck and that such committee be given the freedom to engage outside advisors at the expense of the Corporation. The Board concurs with and subscribes to this practice. Although no formal policy is in place with respect to whether individual directors may retain outside advisors in other circumstances, any individual director is free to request the engagement of an outside advisor where he or she feels it appropriate to do so. The Governance and Nominating Committee, which consists entirely of outside directors, is responsible for considering and approving such requests.

4.    DESCRIPTION OF BOARD COMMITTEES, THEIR MANDATES AND THEIR ACTIVITIES.

      GUIDELINE: COMMITTEES OF THE BOARD OF DIRECTORS SHOULD GENERALLY BE COMPOSED OF OUTSIDE DIRECTORS, A MAJORITY OF WHOM ARE UNRELATED DIRECTORS, ALTHOUGH SOME BOARD COMMITTEES, INCLUDING THE EXECUTIVE COMMITTEE, MAY INCLUDE ONE OR MORE INSIDE DIRECTORS.

      There are three committees of the Board: the Audit Committee, the Compensation Committee and the Governance and Nominating Committee. The composition of each committee is as follows:

      a) Audit Committee - During 1997, this committee was comprised of John May, Conrad Lavigne and George Oughtred, all of whom were unrelated and outside directors.

      b) Compensation Committee - During 1997, this committee consisted of three outside directors, William Sheridan, Matthew Gaasenbeek and George Oughtred. One of the three members of the Compensation Committee is a related director (William Sheridan). The Compensation Committee reviews directors' fees and retainers, compensation and benefit packages for senior management, and stock options.

      c) Governance and Nominating Committee - During 1997, this committee consisted of three outside directors: George Oughtred, Conrad Lavigne and William Sheridan and one inside director: Ross Burns. Messrs. Oughtred and Lavigne are unrelated directors. The duties of the Governance and Nominating Committee include:

            (i) recommending nominees for election to the Board and establishing a process for identifying, recruiting and appointing new directors;

            (ii) establishing a long-term plan for the composition of the Board;

            (iii) reviewing periodically the size of the Board to ensure its continued effectiveness;

            (iv) assessing and making recommendations regarding the effectiveness of the Board as a whole, the committees of the Board and the contribution of each individual director;

            (v) reviewing periodically the general responsibilities and functions of the Board and its committees and the procedures for Board meetings;

            (vi) reviewing and approving the annual disclosure of corporate governance compliance; and

            (vii) considering and approving requests from individual directors or Committees of the Board to engage outside advisors.

      GUIDELINE: EVERY BOARD OF DIRECTORS SHOULD EXPRESSLY ASSUME RESPONSIBILITY FOR, OR ASSIGN TO A COMMITTEE OF DIRECTORS THE GENERAL RESPONSIBILITY FOR, DEVELOPING THE CORPORATION'S APPROACH TO CORPORATE GOVERNANCE ISSUES. THIS COMMITTEE WOULD, AMONGST OTHER THINGS, BE RESPONSIBLE FOR THE CORPORATION'S RESPONSE TO THESE GOVERNANCE GUIDELINES.

      The Governance and Nominating Committee has been established to assume responsibility for developing the Corporation's approach to governance issues.

      GUIDELINE: THE AUDIT COMMITTEE OF EVERY BOARD OF DIRECTORS SHOULD BE COMPOSED ONLY OF OUTSIDE DIRECTORS. THE ROLES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE SHOULD BE SPECIFICALLY DEFINED SO AS TO PROVIDE APPROPRIATE GUIDANCE TO AUDIT COMMITTEE MEMBERS AS TO THEIR DUTIES. THE AUDIT COMMITTEE SHOULD HAVE DIRECT COMMUNICATION CHANNELS WITH THE INTERNAL AND EXTERNAL AUDITORS TO DISCUSS AND REVIEW SPECIFIC ISSUES AS APPROPRIATE. THE AUDIT COMMITTEE DUTIES SHOULD INCLUDE OVERSIGHT RESPONSIBILITY FOR MANAGEMENT REPORTING ON INTERNAL CONTROL. WHILE IT IS MANAGEMENT'S RESPONSIBILITY TO DESIGN AND IMPLEMENT AN EFFECTIVE SYSTEM OF INTERNAL CONTROL, IT IS THE RESPONSIBILITY OF THE AUDIT COMMITTEE TO ENSURE THAT MANAGEMENT HAS DONE SO.

      During 1997, all of the members of the Audit Committee were outside directors. The duties and responsibilities of the Audit Committee comply in full with the foregoing guideline.

      GUIDELINE: THE BOARD OF DIRECTORS OF EVERY CORPORATION SHOULD APPOINT A COMMITTEE OF DIRECTORS COMPOSED ENTIRELY OF OUTSIDE, I.E., NON-MANAGEMENT DIRECTORS, A MAJORITY OF WHOM ARE UNRELATED DIRECTORS, WITH THE RESPONSIBILITY OF PROPOSING TO THE FULL BOARD NEW NOMINEES TO THE BOARD AND FOR ASSESSING DIRECTORS ON AN ONGOING BASIS.

      The Governance and Nominating Committee, a majority of the members of which consist of outside directors, has been established to assume responsibility for proposing to the Board new nominees to the Board and for assessing directors on an ongoing basis.

5.    DESCRIPTION OF DECISIONS REQUIRING PRIOR APPROVAL BY THE BOARD.

      GUIDELINE: THE BOARD OF DIRECTORS, TOGETHER WITH THE CEO, SHOULD DEVELOP POSITION DESCRIPTIONS FOR THE BOARD AND FOR THE CEO INVOLVING THE DEFINITION OF THE LIMITS TO MANAGEMENT'S RESPONSIBILITIES. IN ADDITION, THE BOARD SHOULD APPROVE OR DEVELOP THE CORPORATE OBJECTIVES WHICH THE CEO IS RESPONSIBLE FOR MEETING.

      Reference is made to the disclosure under item 1 with respect to the annual review and approval by the Board of the Corporation's annual business plan. In addition, any major capital expenditures, acquisitions, divestitures or other material transactions, whether or not specifically set forth in the annual business plan, are subject to Board approval. Position descriptions for the Board and the Chief Executive Officer have been prepared and are expected to be approved this year.

6.    PROCEDURES IN PLACE FOR RECRUITING NEW DIRECTORS AND OTHER
      PERFORMANCE-ENHANCING MEASURES, SUCH AS ASSESSMENT OF BOARD PERFORMANCE.

      GUIDELINE: EVERY BOARD OF DIRECTORS SHOULD IMPLEMENT A PROCESS TO BE CARRIED OUT BY THE NOMINATING COMMITTEE OR OTHER APPROPRIATE COMMITTEE FOR ASSESSING THE EFFECTIVENESS OF THE BOARD AS A WHOLE, THE COMMITTEES OF THE BOARD AND THE CONTRIBUTION OF INDIVIDUAL DIRECTORS.

      The effectiveness of the Board as a whole, the committees of the Board and the contribution of individual directors is assessed on an ongoing basis by both the Governance and Nominating Committee and senior management.

      GUIDELINE: EVERY CORPORATION SHOULD PROVIDE AN ORIENTATION AND EDUCATION PROGRAM FOR NEW RECRUITS TO THE BOARD.

      Any new recruits to the Board will be provided with extensive background documentation with respect to the Corporation's businesses, visit selected mine sites and meet with senior management to discuss the Corporation's affairs and to give the new recruits an opportunity to ask questions.

      GUIDELINE: THE BOARD OF DIRECTORS SHOULD REVIEW THE ADEQUACY AND FORM OF COMPENSATION OF DIRECTORS AND ENSURE THAT COMPENSATION REALISTICALLY REFLECTS THE RESPONSIBILITIES AND RISKS INVOLVED IN BEING AN EFFECTIVE DIRECTOR.

      The Compensation Committee of the Board periodically reviews the adequacy and form of compensation of directors and makes recommendations to the Board in this regard.

7. MEASURES FOR RECEIVING SECURITIES-HOLDER FEEDBACK AND MEASURES FOR DEALING WITH THEIR CONCERNS.

      The Corporation maintains an open dialogue with holders of its equity and debt securities, both institutional and individual. It is part of the duties of both the Chief Executive Officer and the Vice-President, Investor Relations of the Corporation to respond to any inquiries from its securities holders or concerns raised by them.

8.    THE BOARD'S EXPECTATIONS OF MANAGEMENT.

      Reference is made to items 1 and 5 above.

                        INTEREST IN MATTERS TO BE ACTED UPON

      If the resolutions to approve the grant of stock options to directors and certain senior officers of the Corporation named under "Stock Options to Senior Officers and Directors" and "Stock Options to Senior Officers" are approved, then subject to receipt of listings approval of The Toronto Stock Exchange and the American Stock Exchange, those persons will be entitled to exercise the stock options. If the resolution is not approved, those persons will not be able to exercise the options and the option grants will be cancelled. If the resolution to approve the repricing of existing stock options is approved, then the directors and senior officers of the Corporation named under "Amendment of Stock Options" shall be entitled to exercise the stock options at the amended price.

                   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Except as set forth in this section or otherwise in this Management Information Circular (Proxy Statement), to the knowledge of management of the Corporation, no director or officer of the Corporation or nominee for election as a director or any shareholder known to the Corporation to own of record or beneficially more than 5% of the Corporation's outstanding Common Shares or any member of the immediate family of any of the foregoing persons had any interest in any material transaction since January 1, 1997.

     William J. V. Sheridan, a director and the Secretary of the Corporation, is a partner in the law firm of Lang Michener, counsel to the Corporation.

                                 8.    OTHER MATTERS

      The Corporation knows of no other matters which are likely to be brought before the Meeting. If, however, other matters not now known or determined come before the Meeting, the persons named in the enclosed proxy or their substitutes will vote such proxy in accordance with their judgment in such matters.

                    SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

      The Corporation will review shareholder proposals intended to be included in proxy material for the 1999 Annual Meeting of Shareholders which are received by the Corporation at its principal executive offices by no later than March 31, 1999. Such proposals must be in writing and should be addressed to the attention of Corporate Counsel of the Corporation. A proposal may include nominations for the election of directors if the proposal is signed by one or more holders of shares representing in the aggregate not less than 5 per cent of the outstanding Common Shares of the Corporation.

                                       GENERAL

      Copies of the Corporation's most recent annual report on Form 10-K, including comparative financial statements for the year ended December 31, 1997, are available upon written request from the Vice-President, Investor Relations, 5501 Lakeview Drive, Kirkland, Washington 98033-7314 (telephone: 425-822-8992).

      Information contained herein is given as of the 8th day of May, 1998 except as otherwise noted. If any matters which are not now known should properly come before the Meeting, the accompanying form of proxy will be voted on such matters in accordance with the best judgment of the person voting it. The content and sending of this Proxy Statement have been approved by the directors of the Corporation.

      DATED at Toronto, Ontario, Canada this 21st day of May, 1998


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/William J.V. Sheridan
                                    (Signed)  WILLIAM J.V. SHERIDAN
                                              Secretary

                                     SCHEDULE "A"

SPECIAL RESOLUTION TO FIX THE NUMBER OF DIRECTORS AT FIVE AND TO EMPOWER THE DIRECTORS TO FIX THE NUMBER OF DIRECTORS

WHEREAS the Articles of the Corporation provide for a minimum of three (3) directors and a maximum of fifteen (15) directors of the Corporation;

RESOLVED as a special resolution of the Corporation that the number of directors be fixed at five (5) and that the directors of the Corporation are hereby empowered to determine from time to time by resolution the number of directors of the Corporation and the number of directors of the Corporation to be elected at the annual meeting of the shareholders of the Corporation within the range provided by the Articles of the Corporation.

                                      EXHIBIT 1

                                 ROYAL OAK MINES INC.

                                         AND

                           MONTREAL TRUST COMPANY OF CANADA

                                   AS RIGHTS AGENT









                          SHAREHOLDER RIGHTS PLAN AGREEMENT


                            Dated as of February 25, 1998

                                  TABLE OF CONTENTS

ARTICLE 1 --INTERPRETATION . . . . . . . . . . . . . . . . . . . . . . . . .  1

1.1  CERTAIN DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . .  1
1.2  CURRENCY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
1.3  HEADINGS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
1.4  NUMBER AND GENDER . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
1.5  ACTING JOINTLY OR IN CONCERT. . . . . . . . . . . . . . . . . . . . . . 10
1.6  STATUTORY REFERENCES. . . . . . . . . . . . . . . . . . . . . . . . . . 10

ARTICLE 2 - THE RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

2.1   LEGEND ON COMMON SHARE CERTIFICATES. . . . . . . . . . . . . . . . . . 10
2.2   INITIAL EXERCISE PRICE; EXERCISE OF RIGHTS; DETACHMENT OF RIGHTS . . . 11
2.3   ADJUSTMENTS TO EXERCISE PRICE; NUMBER OF RIGHTS. . . . . . . . . . . . 13
2.4   DATE ON WHICH EXERCISE IS EFFECTIVE. . . . . . . . . . . . . . . . . . 17
2.5   EXECUTION, AUTHENTICATION, DELIVERY AND DATING OF RIGHTS CERTIFICATES. 18
2.6   REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE. . . . . . . . . . 18
2.7   MUTILATED, DESTROYED, LOST AND STOLEN RIGHT CERTIFICATES . . . . . . . 19
2.8   PERSONS DEEMED OWNERS. . . . . . . . . . . . . . . . . . . . . . . . . 19
2.9   DELIVERY AND CANCELLATION OF RIGHTS CERTIFICATES . . . . . . . . . . . 19
2.10  AGREEMENT OF RIGHTS HOLDERS. . . . . . . . . . . . . . . . . . . . . . 20
2.11  RIGHTS CERTIFICATE HOLDER NOT DEEMED A SHAREHOLDER . . . . . . . . . . 20

ARTICLE 3--ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS. . 20

3.1  FLIP-IN EVENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

ARTICLE 4--THE RIGHTS AGENT. . . . . . . . . . . . . . . . . . . . . . . . . 21

4.1  GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
4.2  MERGER OR AMALGAMATION OR CHANGE OF NAME OF RIGHTS AGENT. . . . . . . . 22
4.3  DUTIES OF RIGHTS AGENT. . . . . . . . . . . . . . . . . . . . . . . . . 23
4.4  CHANGE OF RIGHTS AGENT. . . . . . . . . . . . . . . . . . . . . . . . . 24

ARTICLE 5--MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . 24

5.1  REDEMPTION AND WAIVER . . . . . . . . . . . . . . . . . . . . . . . . . 24
5.2  EXPIRATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
5.3  ISSUANCE OF NEW RIGHT CERTIFICATES. . . . . . . . . . . . . . . . . . . 26
5.4  SUPPLEMENTS AND AMENDMENTS. . . . . . . . . . . . . . . . . . . . . . . 26
5.5  FRACTIONAL RIGHTS AND FRACTIONAL SHARES . . . . . . . . . . . . . . . . 28
5.6  RIGHTS OF ACTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
5.7  NOTICE OF PROPOSED ACTIONS. . . . . . . . . . . . . . . . . . . . . . . 28
5.8  NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
5.9  SUCCESSORS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
5.10 BENEFITS OF THIS AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . 29
5.11 GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
5.12 SEVERABILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
5.13 EFFECTIVE DATE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
5.14 DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS. . . . . . . . . . 30
5.15 RIGHTS OF BOARD, CORPORATION AND OFFEROR. . . . . . . . . . . . . . . . 30
5.16 REGULATORY APPROVALS. . . . . . . . . . . . . . . . . . . . . . . . . . 30
5.17 DECLARATION AS TO NON-CANADIAN HOLDERS. . . . . . . . . . . . . . . . . 30
5.18 TIME OF THE ESSENCE . . . . . . . . . . . . . . . . . . . . . . . . . . 30
5.19 EXECUTION IN COUNTERPARTS . . . . . . . . . . . . . . . . . . . . . . . 34

                         SHAREHOLDER RIGHTS PLAN AGREEMENT


       THIS AGREEMENT dated as of the 25th day of February, 1998 between Royal Oak Mines Inc. (the "Corporation"), a corporation amalgamated under the BUSINESS CORPORATIONS ACt (Ontario) and Montreal Trust Company of Canada, a trust company incorporated under the laws of Canada, as Rights Agent (the "Rights Agent"), which term shall include any successor Rights Agent hereunder.

       WHEREAS the Board of Directors has determined that in order to maximize shareholder value it is advisable and in the best interests of the Corporation to adopt a shareholder rights plan (the "Rights Plan");

       AND WHEREAS in order to implement the adoption of the Rights Plan the Board of Directors has

       (a) authorized the issuance of one Right effective the Record Time in respect of each Common Share outstanding at the Record Time; and

       (b) authorized the issuance of one Right in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time;

    AND WHEREAS each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Corporation (or, in certain cases, of certain other entities) pursuant to the terms and subject to the conditions set forth herein;

    AND WHEREAS the Corporation desires to appoint the Rights Agent to act on behalf of the Corporation, and the Rights Agent is willing to so act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates, the exercise of Rights, and other matters referred to herein;

    NOW THEREFORE in consideration of the foregoing premises and the respective covenants and agreements set forth herein the parties hereby agree as follows:


                              ARTICLE 1 --INTERPRETATION

1.1    CERTAIN DEFINITIONS

       For purposes of the Agreement, the following terms have the meanings indicated:

       (a) "1933 SECURITIES ACT" means the SECURITIES ACT OF 1933 of the United States, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto.

       (b) "1934 EXCHANGE ACT" means the SECURITIES EXCHANGE ACT OF 1934 of the United States, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto.

       (c) "ACQUIRING PERSON" means, any Person who is the Beneficial Owner of twenty percent (20%) or more of the outstanding Voting Shares of the Corporation; provided, however, that the term "Acquiring Person" shall not include:

            (i)       the Corporation or any Subsidiary of the Corporation;

            (ii) any Person who becomes the Beneficial Owner of twenty percent (20%) or more of the outstanding Voting Shares of the Corporation as a result of (A) Corporate Acquisitions, (B) Permitted Bid Acquisitions, (C) Corporate Distributions or (D) Exempt Acquisitions;

                      provided, however, that if a Person shall become the Beneficial Owner of twenty percent (20%) or more of the Voting Shares of the Corporation then outstanding by reason of one or more or any combination of the operation of a Corporate Acquisition, Permitted Bid Acquisition, Corporate Distribution or Exempt Acquisition and, after such Corporate Acquisition, Permitted Bid Acquisition, Corporate Distribution or Exempt Acquisition, becomes the Beneficial Owner of an additional one percent (1%) or more of the outstanding Voting Shares of the Corporation other than pursuant to Corporate Acquisitions, Permitted Bid Acquisitions, Corporate Distributions or Exempt Acquisitions, then as of the date of such acquisition, such Person shall become an "Acquiring Person";

            (iii) for a period of ten (10) days after the Disqualification Date (as hereinafter defined), any Person who becomes the Beneficial Owner of twenty percent (20%) or more of the outstanding Voting Shares of the Corporation as a result of such Person becoming disqualified from relying on Clause 1.1 (g) (vii) hereof solely because such Person makes or announces an intention to make a Take-over Bid in respect of securities of the Corporation alone or by acting jointly or in concert with any other Person (the first date of public announcement (which, for the purposes of this definition, shall include, without limitation, a report filed pursuant to section 101 of the SECURITIES ACT (Ontario)) by such Person or the Corporation of the intent to commence such a Take-over Bid being herein referred to as the "Disqualification Date"); and

            (iv) an underwriter or member of a banking or selling group which acquires Voting Shares of the Corporation from the Corporation in connection with a BONA FIDE distribution to the public of securities of the Corporation.

       (d) "AFFILIATE" when used to indicate a relationship with a specified Person, means a Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person.

       (e) "AGREEMENT" means this agreement as amended, modified or supplemented from time to time.

       (f) "ASSOCIATE" when used to indicate a relationship with a specified Person, means any relative of such specified Person who has the same residence as such specified Person, a spouse of that Person, any person of the same or opposite sex with whom such specified Person is living in a conjugal relationship outside marriage, or any relative of such spouse or other Person who has the same residence as such specified Person.

       (g) a Person shall be deemed the "BENEFICIAL OWNER", and to have "BENEFICIAL OWNERSHIP" of, and to "BENEFICIALLY OWN":

            (i) any securities as to which such Person or any Affiliate or Associate of such Person is or may be deemed to be the owner at law or in equity;

            (ii) any securities as to which such Person or any Affiliate or Associate of such Person has the right to acquire (whether such right is exercisable immediately or within a period of 75 days thereafter or upon the occurrence of a contingency or otherwise) pursuant to any agreement, arrangement, pledge or understanding, whether or not in writing (other than customary agreements with and between underwriters or banking group or selling group members with respect to a public offering of securities and other than bona fide pledges of securities) or upon the exercise of any conversion right, exchange right, share purchase right (other than a Right), warrant or option or otherwise; and

            (iii) any securities which are Beneficially Owned within the meaning of the foregoing provisions of this Subsection 1.1(g) by any other Person with whom such Person is acting jointly or in concert;

            provided, however, that a Person shall not be deemed the "BENEFICIAL OWNER", or to have "BENEFICIAL OWNERSHIP" of, or to "BENEFICIALLY OWN", any security solely because:

            (iv) such security has been deposited or tendered pursuant to any Take-over Bid made by such Person or made by any Affiliate or Associate of such Person or made by any other Person acting jointly or in concert with such Person, unless such deposited or tendered security has been taken up or paid for, whichever shall first occur; or

            (v) such Person or any Affiliate or Associate of such Person or any other Person acting jointly or in concert with such Person has or shares the power to vote or direct the voting of such security pursuant to a revocable proxy given in response to a public proxy solicitation or any such Person has an agreement, arrangement or understanding with respect to a particular shareholder proposal or proposals or a particular matter or matters to come before a meeting of shareholders, including the election of directors; or

            (vi) such Person or any Affiliate or Associate of such Person or any other Person acting jointly or in concert with such Person has or shares the power to vote or direct the voting of such security in connection with or in order to participate in a public proxy solicitation; or

            (vii) (A) such Person or any Affiliate or Associate of such Person or any other Person acting jointly or in concert with such Person, holds or exercises dispositive power over such security; provided that the ordinary business of any such Person (the "Fund Manager") includes the management of investment funds for others and such dispositive power over such security is held by the Fund Manager in the ordinary course of such business in the performance of such Fund Manager's duties for the account of any other Person (a "Client"), (B) such Person (the "Trust Company") is licensed to carry on the business of a trust company under applicable law and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons or in relation to other accounts and holds or exercises dispositive power over such security in the ordinary course of such duties for the estate of any such deceased or incompetent Person (each an "Estate Account") or for such other accounts (each an "Other Account"), (C) the ordinary business of any such Person includes acting as an agent of the Crown in the management of public assets (the "Crown Agent"), or (D) the Person, any of such Person's Affiliates or Associates or any other Person acting jointly or in concert with such Person holds or exercises dispositive power over such security, provided that the Person exercising such dispositive power is the administrator or the trustee of one or more pension funds or plans (each a "Pension Fund") registered under the laws of Canada or any province thereof or the United States or any state thereof (the "Independent Person") and holds such securities solely for the purposes of its activities as an Independent Person, and further provided that such Person:

                 (a) does not hold or exercise dispositive power over more than thirty percent (30%) of the Voting Shares of the Corporation;

                 (b) holds such Voting Shares of the Corporation for investment purposes; and

                 (c)  is not acting jointly or in concert with any other
                      Person;

                      provided, however, that in any of the foregoing cases no one of the Fund Manager, the Trust Company, the Crown Agent or the Independent Person makes or proposes to make a Take-over Bid in respect of securities of the Corporation alone or by acting jointly or in concert with any other Person (other than by means of ordinary market transactions (including prearranged trades) executed through the facilities of a stock exchange or organized over-the-counter market); or

            (viii) such Person is a Client of the same Fund Manager as another Person on whose account the Fund Manager holds or exercises dispositive power over such security, or such Person is an Estate Account or an Other Account of the same Trust Company as another Person on whose account the Trust Company holds or exercises dispositive power over such security, or such Person is a Pension Fund with the same Independent Person as another Pension Fund;

            (ix) such Person is a Client of a Fund Manager and such security is owned at law or in equity by the Fund Manager, or such Person is an Estate Account or an Other Account of a Trust Company and such security is owned at law or in equity by the Trust Company, or such Person is a Pension Fund and such security is owned at law or in equity by the Independent Person of the Pension Fund; or

            (x) such Person is the registered holder of securities as a result of carrying on the business of, or acting as a nominee of a securities depository.

       For purposes of this Agreement, the percentage of Voting Shares Beneficially Owned by any Person, shall be and be deemed to be the product of one hundred (100) and the number of which the numerator is the number of votes for the election of all directors generally attaching to the Voting Shares Beneficially Owned by such Person and the denominator of which is the number of votes for the election of all directors generally attaching to all outstanding Voting Shares. Where any Person is deemed to Beneficially Own unissued Voting Shares, such Voting Shares shall be deemed to be issued and outstanding for the purpose of calculating the percentage of Voting Shares Beneficially Owned by such Person.

(h) "BOARD OF DIRECTORS" means, at any time, the duly constituted board of directors of the Corporation.

(i) "BUSINESS CORPORATIONS ACT (ONTARIO)" means the BUSINESS CORPORATIONS ACT, R.S.O. 1990, c.B.16, as amended, and the regulations thereunder, and any comparable or successor laws or regulations thereto.

(j) "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which banking institutions in Toronto or New York are authorized or obligated by law to close.

(k) "CANADIAN DOLLAR EQUIVALENT" means any amount which is expressed in United States dollars shall mean on any day the Canadian dollar equivalent of such amount determined by reference to the U.S. Canadian Exchange Rate on such date.

(l) "CLOSE OF BUSINESS" on any given date means the time on such date (or, if such date is not a Business Day, the time on the next succeeding Business Day) at which the offices of the transfer agent for the Common Shares (or, after the Separation Time, the offices of the Rights Agent) is closed to the public in the city in which such transfer agent or Rights Agent has an office for the purposes of this Agreement.

(m) "COMMON SHARES", when used with reference to the Corporation, means the common shares in the capital of the Corporation and, when used with reference to any Person other than the

       Corporation, means the class or classes of shares (or similar equity interest) with the greatest per share voting power entitled to vote generally in the election of all directors of such other Person or the equity securities or other equity interest having power (whether or not exercised) to control or direct the management of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

(n) "COMPETING PERMITTED BID" means a Take-over Bid which: (i) is made after a Permitted Bid has been made and prior to the expiry of the Permitted Bid; (ii) satisfies all the components of the definition of a Permitted Bid, except that the requirements set out in Clause (ii) of the definition of a Permitted Bid shall be satisfied if the Take-over Bid shall contain, and the take up and payment for securities tendered or deposited thereunder shall be subject to, an irrevocable and unqualified condition that no Voting Shares shall be taken up or paid for pursuant to the Competing Permitted Bid prior to the close of business on the date that is no earlier than the later of: (A) the sixtieth (60th) day after the date on which the Permitted Bid which preceded the Competing Permitted Bid was made; and (B) twenty-one (21) days after the date of the Take-over Bid constituting the Competing Permitted Bid; and only if at that date, more than fifty percent (50%) of the then outstanding Voting Shares held by Independent Shareholders have been deposited to the Competing Permitted Bid and not withdrawn.

(o) "CONTROLLED": a corporation is "controlled" by another Person or two or more Persons if:

       (i) securities entitled to vote in the election of directors carrying more than fifty percent (50%) of the votes for the election of directors are held, directly or indirectly, by or for the benefit of the other Person or Persons; and

       (ii) the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such corporation;

       and "CONTROLS", "CONTROLLING" AND "UNDER COMMON CONTROL WITH" shall be interpreted accordingly.

(p) "CORPORATE ACQUISITION" means an acquisition by the Corporation or a Subsidiary of the Corporation or the redemption by the Corporation of Voting Shares of the Corporation which by reducing the number of Voting Shares of the Corporation outstanding increases the proportionate number of Voting Shares Beneficially Owned by any Person.

(q) "CORPORATE DISTRIBUTION" means an acquisition of Voting Shares of the Corporation as a result of:

       (i) a stock dividend or a stock split or other event pursuant to which a person receives or acquires Voting Shares on the same PRO RATA basis as all other holders of the same class of Voting Shares;

       (ii) any dividend reinvestment plan or other plan made available by the Corporation to holders of all of its Voting Shares (other than holders resident in any jurisdiction where participation in such plan is restricted or impractical to the Corporation as a result of applicable law);

       (iii) the receipt and/or exercise of rights issued by the Corporation to purchase Voting Shares distributed to all the holders of a series or class of Voting Shares of the Corporation to subscribe for or purchase Voting Shares of the Corporation, (other than holders resident in any jurisdiction where the distribution or exercise of such rights is restricted or impractical as a result of applicable law), provided that such rights are acquired directly from the Corporation and not from any other Person; or

       (iii) a distribution of Voting Shares, or securities convertible into, exchangeable for or carrying the right to acquire Voting Shares (and the conversion or exchange of such convertible or exchangeable securities or the exercise of the right to acquire Voting Shares carried by such securities), made pursuant to a prospectus or by way of a private placement.

(r)    "DISQUALIFICATION DATE" has the meaning ascribed thereto in Clause 1.1
       (c)(iii).

(s)    "EFFECTIVE DATE" has the meaning ascribed thereto in Section 5.13.

(t)    "ELECTION TO EXERCISE" has the meaning ascribed thereto in Subsection
       2.2(d).

(u) "EXEMPT ACQUISITION" means an acquisition of Voting Shares of the Corporation, in respect of which the Board of Directors has waived the application of Section 3.1 hereof pursuant to the provisions of Subsections 5.1 (b), (c) or (d) hereof or which was made on or prior to the Record Time.

(v) "EXERCISE PRICE" means, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall be $20.00.

(w)    "EXPIRATION TIME" means the earlier of: (i) the Termination Time, and
       (ii) the close of business on the date of the Corporation's annual meeting of Shareholders in 2002.

(x) "FLIP-IN EVENT" means a transaction in or pursuant to which any Person becomes an Acquiring Person.

(y) "INDEPENDENT SHAREHOLDERS" means holders of Voting Shares of the Corporation, but shall not include: (i) any Acquiring Person; (ii) any Offeror (including an Offeror who has announced an intention to make or who makes a Permitted Bid or Competing Permitted Bid); (iii) any Affiliate or Associate of such Acquiring Person or Offeror; (iv) any Person acting jointly or in concert with such Acquiring Person or Offeror; or (v) any employee benefit plan, stock purchase plan, deferred profit sharing plan or any similar plan or trust for the benefit of employees of the Corporation or a Subsidiary of the Corporation, unless the beneficiaries of any such plan or trust direct the manner in which the Voting Shares are to be voted or direct whether the Voting Shares are to be tendered to a Take-over Bid.

(z) "MARKET PRICE" per share of any securities on any date of determination means the average of the daily closing prices per share of such securities (determined as described below) on each of the twenty (20) consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 2.3 hereof shall have caused the closing prices used to determine the Market Price on any Trading Days not to be fully comparable with the closing price on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day, each such closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in order to make it fully comparable with the closing price on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day. The closing price per share of any securities on any date shall be (i) the closing board lot sale price or, if such price is not available, the average of the closing bid and asked prices, for each share as reported by The Toronto Stock Exchange; or (ii) if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on The Toronto Stock Exchange, the closing board lot sale price or, if such price is not available, the average of the closing bid and asked prices, for each share as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange in the United States on which the securities are listed or admitted to trading; or (iii) if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on The Toronto Stock Exchange or a national securities exchange in the United States, the last quoted price, or if not so quotd, the average of the high bid and low asked prices for each share of such securities in the over-the-counter market, as reported by The Canadian Dealing Network Inc. or such other comparable system then in use; or (iv) if on any such date the securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected in good faith by the Board of Directors; provided, however, that if on any such date the securities are not traded on any stock exchange or in the over-the-counter market, the closing price per share of such securities on such date shall mean the fair value per share of such securities on such date as determined in good faith by the Board of Directors, after consultation with a nationally or internationally recognized investment dealer or investment banker.

       The Market Price shall be expressed in Canadian dollars and if initially determined in respect of any day forming part of the twenty (20) consecutive trading day period in United States dollars, such amount shall be translated into Canadian dollars at the Canadian Dollar Equivalent thereof. Notwithstanding the foregoing, where the Board of Directors is satisfied that the Market Price of securities as determined herein was affected by an anticipated or actual Take-over Bid or by improper manipulation, the Board of Directors may, acting in good faith, determine the Market Price of securities, such determination to be based on a finding as to the price of which a holder of securities of that class could reasonably have expected to dispose of his securities immediately prior to the relevant date excluding any change in price reasonably attributable to the anticipated or actual Take-over Bid or to the improper manipulation.

(aa)   "OFFER TO ACQUIRE" shall include:

       (i) an offer to purchase, a public announcement of an intention to make an offer to purchase, or a solicitation of an offer to sell, Voting Shares of the Corporation; and

       (ii) an acceptance of an offer to sell Voting Shares of the Corporation, whether or not such offer to sell has been solicited;

       or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell.

(bb) "OFFEROR" means a Person who has announced an intention to make, or who makes, a Take-over Bid.

(cc) "OFFEROR'S SECURITIES" means Voting Shares of the Corporation Beneficially Owned by an Offeror, any Affiliate or Associate of such Offeror, any Person acting jointly or in concert with the Offeror or with any Affiliate of the Offeror and any Affiliates or Associates of such Person so acting jointly or in concert.

(dd) "PERMITTED BID" means a Take-over Bid made by an Offeror which is made by means of a Take-over Bid circular and which also complies with the following additional provisions:

       (i) the Take-over Bid shall be made to all holders of record of Voting Shares wherever resident as registered on the books of the Corporation, other than the Offeror;

       (ii) the Take-over Bid shall contain, and the take up and payment for securities tendered or deposited thereunder shall be subject to, an irrevocable and unqualified condition that no

                 Voting Shares shall be taken up or paid for pursuant to the Take-over Bid prior to the close of business on the date which is not less than sixty (60) days following the date of the Take-over Bid, and only if at such date, more than fifty percent (50%) of the then outstanding Voting Shares held by Independent Shareholders shall have been deposited to the Take-over Bid and not withdrawn;

       (iii) the Take-over Bid shall contain an irrevocable and unqualified provision that, unless the Take-over Bid is withdrawn in accordance with applicable law, Voting Shares of the Corporation may be deposited pursuant to such Take-over Bid at any time during the period of time described in Clause (ii) of this Subsection 1.1 (dd) and that any Voting Shares deposited pursuant to the Take-over Bid may be withdrawn at any time until taken up and paid for; and

       (iv) the Take-over Bid shall contain an irrevocable and unqualified provision that if, on the date on which Voting Shares may be taken up and paid for, more than fifty percent (50%) of the then outstanding Voting Shares held by Independent Shareholders have been deposited to the Take-over Bid and not withdrawn, (A) the Offeror will make a public announcement of that fact on the date the Take-over Bid would otherwise expire; and (B) the Take-over Bid will be extended for a period of not less than ten (10) Business Days from the date it would otherwise expire.

(ee) "PERMITTED BID ACQUISITIONS" means share acquisitions made pursuant to a Permitted Bid or a Competing Permitted Bid.

(ff) "PERSON" means any individual, firm, partnership, association, trust, trustee, executor, administrator, legal or personal representative, government, governmental body, entity or authority, group, body corporate, corporation, unincorporated organization or association, syndicate, joint venture or any other entity, whether or not having legal personality, and any of the foregoing in any derivative, representative or fiduciary capacity, and pronouns have a similar extended meaning.

(gg)   "RECORD TIME" means 5:00 p.m. (Toronto time) on February 25, 1998.

(hh)   "REDEMPTION PRICE" has the meaning ascribed thereto in Subsection
       5.1 (a).

(ii) "REGULAR PERIODIC CASH DIVIDENDS" means cash dividends paid at regular intervals in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate, the greatest of

       (i) two hundred percent (200%) of the aggregate amount of cash dividends declared payable by the Corporation on its Common Shares in its immediately preceding fiscal year;

       (ii) three hundred percent (300%) of the arithmetic average of the aggregate amounts of cash dividends declared payable by the Corporation on its Common Shares in its three immediately preceding financial years; and

       (iii) one hundred percent (100%) of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year.

(jj)   "RIGHT" means a right issued pursuant to this Agreement.

(kk)   "RIGHTS CERTIFICATE" has the meaning ascribed thereto in Section 2.2(c).

(ll)   "RIGHTS REGISTER" has the meaning ascribed thereto in Subsection 2.6(a).

(mm)   "SECURITIES ACT (ONTARIO)" means the SECURITIES ACT, R.S.O. 1990, c.
       S.5. as amended, and the regulations, rules, policies, and notices thereunder, and any comparable or successor laws, regulations, rules, policies or notices thereto.

(nn) "SEPARATION TIME" means the close of business on the eighth (8th) Trading Day after the earlier of (i) the Stock Acquisition Date, and
       (ii) the date of the commencement of, or first public announcement of the intent of any person (other than the Corporation or any Subsidiary of the Corporation) to commence, a Take-over Bid (other than a Permitted Bid or Competing Permitted Bid) or such later date as may be determined by the Board of Directors provided that, if any Take-over Bid referred to in Clause (ii) of this Subsection 1.1(nn) expires, is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such Take-over Bid shall be deemed, for the purposes of this Subsection 1.1(nn), never to have been made and provided further that if the Board of Directors determines pursuant to Subsections 5.1(b), (c) or (d) hereof to waive the application of Section 3.1 hereof to a Flip-in Event, the Separation Time in respect of such Flip-in Event shall be deemed never to have occurred.

(oo) "STOCK ACQUISITION DATE" means the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to section 101 of the Securities Act (Ontario) or Section 13(d) of the 1934 Exchange Act) by the Corporation or an Offeror or Acquiring Person of facts indicating that a Person has become an Acquiring Person.

(pp) "SUBSIDIARY": a corporation shall be deemed to be a Subsidiary of another corporation if:

       (i)       it is controlled by:

                 (A)  that other; or

                 (B) that other and one or more corporations each of which is controlled by that other; or

                 (C) two or more corporations each of which is controlled by that other; or

       (ii)      it is a Subsidiary of a corporation that is that other's
                 Subsidiary.

(qq) "TAKE-OVER BID" means an Offer to Acquire Voting Shares of the Corporation or securities convertible into or exchangeable for or carrying a right to purchase Voting Shares of the Corporation where the Voting Shares of the Corporation subject to the Offer to Acquire, together with the Voting Shares of the Corporation into which the securities subject to the Offer to Acquire are convertible, exchangeable or exercisable, and the Offeror's Securities, constitute in the aggregate twenty percent (20%) or more of the outstanding Voting Shares of the Corporation at the date of the Offer to Acquire.

(rr) "TERMINATION TIME" means the time at which the right to exercise Rights shall terminate pursuant to Subsection 5.1(f) hereof.

(ss) "TRADING DAY", when used with respect to any securities, means a day on which the principal Canadian stock exchange or American stock exchange or market on which such securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any Canadian stock exchange or American stock exchange or market, a Business Day.

(tt)   "U.S. - CANADIAN EXCHANGE RATE" means on any date:

       (i) if on such date the Bank of Canada sets an average noon spot rate of exchange for the conversion of one United States dollar into Canadian dollars, such rate; and

       (ii) in any other case, the rate for such date for the conversion of one United States dollar into Canadian dollars which is calculated in the manner which shall be determined by the Board of Directors from time to time acting in good faith.

(uu) "VOTING SHARES" means, with respect to any Person, the Common Shares of such Person and any other shares of capital stock or voting interests of such Person entitled to vote generally in the election of all directors.

1.2    CURRENCY

       All sums of money which are referred to in this Agreement are expressed in lawful money of Canada, unless otherwise specified.


1.3    HEADINGS

       The division of this Agreement into Articles, Sections, Subsections, Clauses and Subclauses and the insertion of headings, subheadings and a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.


1.4    NUMBER AND GENDER

       Wherever the context so requires, terms used herein importing the singular number only shall include the plural and vice-versa and words importing only one gender shall include all others.


1.5    ACTING JOINTLY OR IN CONCERT

       For the purposes of this Agreement, a Person shall be deemed to be acting jointly or in concert with every Person who is a party to an agreement, commitment or understanding, whether formal or informal, with the first Person or any Associate or Affiliate of such Person for the purpose of acquiring or making an Offer to Acquire Voting Shares of the Corporation.


1.6    STATUTORY REFERENCES

       Unless the context otherwise requires or except as expressly provided herein, any reference herein to a specific part, section, subsection, clause or Rule of any statute or regulation shall be deemed to refer to the same as it may be amended, re-enacted or replaced or, if repealed and there shall be no replacement therefor, to the same as it is in effect on the date of this Agreement.


                                ARTICLE 2 - THE RIGHTS


2.1    Legend on Common Share Certificates

       (a) Certificates issued for Common Shares after the Record Time but prior to the close of business on the earlier of the Separation Time and the Expiration Time shall evidence one Right for each Common Share represented thereby and shall have impressed on, printed on, written on or otherwise affixed to them, a legend in substantially the following form:

            UNTIL THE SEPARATION TIME (AS DEFINED IN THE RIGHTS PLAN REFERRED TO BELOW), THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A SHAREHOLDER RIGHTS PLAN AGREEMENT, DATED AS OF FEBRUARY 25, 1998 (THE "RIGHTS PLAN"), BETWEEN ROYAL OAK MINES INC. (THE "CORPORATION") AND MONTREAL TRUST COMPANY OF CANADA, AS RIGHTS AGENT (THE "RIGHTS AGENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH MAY BE INSPECTED DURING NORMAL BUSINESS HOURS AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS PLAN, SUCH RIGHTS MAY BE AMENDED OR REDEEMED, MAY EXPIRE, MAY BECOME NULL AND VOID (IF, IN CERTAIN CASES, THEY ARE ISSUED TO OR "BENEFICIALLY OWNED" BY ANY PERSON WHO IS, WAS OR BECOMES AN "ACQUIRING PERSON", AS SUCH TERMS ARE DEFINED IN THE RIGHTS PLAN, WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR ANY SUBSEQUENT HOLDER) OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND MAY NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE CORPORATION WILL MAIL OR ARRANGE FOR THE MAILING OF A COPY OF THE RIGHTS PLAN TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON RECEIPT OF A WRITTEN REQUEST THEREFOR.

       (b) Certificates representing Common Shares that are issued and outstanding at the Record Time shall evidence one Right for each Common Share evidenced thereby notwithstanding the absence of the foregoing legend until the earlier of the Separation Time and the Expiration Time.


2.2    INITIAL EXERCISE PRICE; EXERCISE OF RIGHTS; DETACHMENT OF RIGHTS

       (a) RIGHT TO ENTITLE HOLDER TO PURCHASE ONE COMMON SHARE PRIOR TO ADJUSTMENT. Subject to adjustment as herein set forth, each Right will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price as at the Business Day immediately preceding the date of exercise of the Right, one Common Share of the Corporation (which price and number of Common Shares are subject to adjustment as set forth below). Notwithstanding any other provision of this Agreement, any Rights held by the Corporation and any of its Subsidiaries shall be void.

       (b) RIGHTS NOT EXERCISABLE UNTIL SEPARATION TIME. Until the Separation Time, (i) the Rights shall not be exercisable and no Right may be exercised, and (ii) for administrative purposes, each Right will be evidenced by the certificate for the associated Common Share registered in the name of the holder thereof (which certificate shall also be deemed to be a Rights Certificate) and will be transferable only together with, and will be transferred by a transfer of, such associated Common Share.

       (c) DELIVERY OF RIGHTS CERTIFICATE AND DISCLOSURE STATEMENT. From and after the Separation Time and prior to the Expiration Time: (i) the Rights shall be exercisable, and (ii) the registration and transfer of the Rights shall be separate from, and independent of, Common Shares.

            Promptly following the Separation Time, the Corporation will prepare and the Rights Agent will mail to each holder of record of Rights as of the Separation Time (other than an Acquiring Person and other than in respect of any Rights Beneficially Owned by such Acquiring Person which are not held by such Acquiring Person, the holder of record of such Rights) at such holder's address as shown by the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose), (A) a certificate (a "Rights Certificate") in substantially the form of Exhibit A hereto appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, rule, regulation or judicial or administrative order or with any rule or regulation made pursuant thereto or with any rule or regulation of any self-regulatory organization, stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage, and (B) a disclosure statement describing the Rights, provided that a nominee shall be sent the materials provided for in
            (A) and (B) in respect of all Common Shares held of record by it which are not Beneficially Owned by an Acquiring Person. In order for the Corporation to determine whether any Person is holding Common Shares which are Beneficially Owned by another Person, the Corporation may require such first mentioned Person to furnish it with such information and documentation as the Corporation considers advisable.

       (d) EXERCISE OF RIGHTS. Rights may be exercised in whole or in part on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent the Rights Certificate evidencing such Rights together with an election to exercise such Rights (an "Election to Exercise") substantially in the form attached to the Rights Certificate duly completed, accompanied by payment in cash, by certified cheque, banker's draft or money order payable to the order of the Corporation, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised, all of the above to be received before the Expiration Time by the Rights Agent at its principal office in any of the cities listed on the Rights Certificate.

       (e) DUTIES OF RIGHTS AGENT UPON RECEIPT OF ELECTION TO EXERCISE. Upon receipt of a Rights Certificate, which is accompanied by a completed Election to Exercise that does not indicate that such Right is null and void as provided by Subsection 3.1(b) hereof, and payment as set forth in Subsection 2.2(d) above, the Rights Agent (unless otherwise instructed by the Corporation) will thereupon promptly:

            (i) requisition from the transfer agent for the Common Shares certificates representing the number of Common Shares to be purchased (the Corporation hereby irrevocably authorizing its transfer agent to comply with all such requisitions);

            (ii) when appropriate, requisition from the Corporation the amount of cash to be paid in lieu of issuing fractional Common Shares;

            (iii) after receipt of such certificates, deliver the same to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such registered holder;

            (iv) when appropriate, after receipt, deliver such cash (less any amounts required to be withheld) to or to the order of the registered holder of the Rights Certificate; and

            (v) tender to the Corporation all payments received on exercise of the Rights.

       (f) PARTIAL EXERCISE OF RIGHTS. In case the holder of any Rights shall exercise less than all of the Rights evidenced by such holder's Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder's duly authorized assigns.

       (g) DUTIES OF THE CORPORATION. The Corporation covenants and agrees that it will:

            (i) take all such action as may be necessary and within its power to ensure that all Common Shares or other securities delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered and fully paid and non-assessable;

            (iii) use reasonable efforts to cause all Common Shares issued upon exercise of Rights to be listed upon issuance on the principal stock exchanges on which the Common Shares were traded prior to the Stock Acquisition Date;

            (iv) cause to be reserved and kept available out of its authorized and unissued Common Shares, the number of Common Shares that, as provided in this Agreement, will from time to time be sufficient to permit the exercise in full of all outstanding Rights;

            (v) pay when due and payable any and all Canadian and, if applicable, United States, federal, provincial and state transfer taxes and charges (but for greater certainty, not including any income or capital taxes of the holder or exercising holder or any liability of the Corporation to withhold tax) which may be payable in respect of the original issuance or delivery of the Rights Certificates, provided that the Corporation shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for shares or other securities in a name other than that of the registered holder of the Rights being transferred or exercised; and

            (vi) after the Separation Time, except as permitted by Sections 5.1 or 5.4 hereof, not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

2.3    ADJUSTMENTS TO EXERCISE PRICE; NUMBER OF RIGHTS

       The Exercise Price, the number and kind of Common Shares or other securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3.

       (a) ADJUSTMENT TO EXERCISE PRICE UPON CHANGES TO SHARE CAPITAL. In the event the Corporation shall at any time after the Record Time:

            (i) declare or pay a dividend on the Common Shares payable in Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares or other securities) other than the issue of Common Shares or such exchangeable or convertible securities to holders of Common Shares in lieu of but not in an amount which exceeds the value of regular periodic cash dividends;

            (ii) subdivide or change the outstanding Common Shares into a greater number of Common Shares;

            (iii) combine or change the outstanding Common Shares into a smaller number of Common Shares or;

            (iv) issue any Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares or other securities) in respect of, in lieu of or in exchange for existing Common Shares, except as otherwise provided in this
                      Section 2.3;

            the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of Common Shares or other securities, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Exercise Price then in effect, the aggregate number and kind of Common Shares or other securities, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the share transfer books of the Corporation were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 2.3 and Section 3.1 hereof, the adjustment provided for in this Section 3.1 shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 3.1 hereof.

       (b) ADJUSTMENT TO EXERCISE PRICE UPON ISSUE OF RIGHTS, OPTIONS AND WARRANTS. In case the Corporation shall at any time after the Record Time fix a record date for the issuance of rights, options or warrants to all holders of Common Shares entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Common Shares (or shares having the same rights, privileges and preferences as Common Shares ("equivalent common shares")) or securities convertible into or exchangeable for or carrying a right to purchase Common Shares or equivalent common shares at a price per Common Share or per equivalent common share (or having a conversion price or exchange price or exercise price per share, if a security convertible into or exchangeable for or carrying a right to purchase Common Shares or equivalent common shares) less than ninety percent (90%) of the Market Price per Common Share on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Common Shares outstanding on such record date, plus the number of Common Shares that the aggregate offering price of the total number of Common Shares and/or equivalent common shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered, including the price required to be paid to purchase such convertible or exchangeable securities or rights so to be offered) would purchase at such Market Price per Common Share, and the denominator of which shall be the number of Common Shares outstanding on such record date, plus the number of additional Common Shares and/or equivalent common shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities are initially convertible, exchangeable or exercisable). In case such subscription price may be paid by delivery of consideration, part or al of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a certificate filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Exercise Price shall be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

            For purposes of this Agreement, the granting of the right to purchase Common Shares (or equivalent common shares) (whether from treasury shares or otherwise) pursuant to any dividend or interest reinvestment plan and/or any Common Share purchase plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and/or the investment of periodic optional payments or any employee benefit, stock option or similar plans (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants) shall not be deemed to constitute an issue of rights, options or warrants by the Corporation; provided, however, that, in all such cases, the right to purchase Common Shares (or equivalent common shares) is at a price per share of not less than ninety percent (90%) of the current market price per share (determined as provided in such plans) of the Common Shares.

       (c) ADJUSTMENT TO EXERCISE PRICE UPON CORPORATE DISTRIBUTIONS. In case the Corporation shall at anytime after the Record Time fix a record date for a distribution to all holders of Common Shares (including any such distribution made in connection with a merger, amalgamation, arrangement, plan, compromise or reorganization in which the Corporation is the continuing or successor corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend or a regular periodic cash dividend paid in Common Shares, but including any dividend payable in securities other than Common Shares), assets or subscription rights, options or warrants (excluding those referred to in Subsection 2.3(b) above), at a price per Common Share that is less than ninety percent (90%) of the Market Price per Common Share on the second Trading Day immediately preceding such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Market Price per Common Share on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights, options or warrants applicable to a Common Share and the denominator of which shall be such Market Price per Common Share. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Exercise Price shall be adjusted to be the Exercise Price which would have been in effect if such record date had not been fixed.

       (d) DE MINIMIS THRESHOLD FOR ADJUSTMENT TO EXERCISE PRICE. Notwithstanding anything herein to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Exercise Price; provided, however, that any adjustments which by reason of this Subsection 2.3(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2.3 shall be made to the nearest cent or to the nearest one-hundredth of a Common Share or other share, as the case may be. Notwithstanding the first sentence of this Subsection 2.3(d), any adjustment required by this
            Section 2.3 shall be made no later than the earlier of: (i) three
            (3) years from the date of the transaction which mandates such adjustment; and (ii) the Expiration Time.

       (e) CORPORATION MAY PROVIDE FOR ALTERNATE MEANS OF ADJUSTMENT. Subject to the prior consent of the holders of Voting Shares or Rights obtained as set forth in Subsections 5.4(b) or 5.4(c) hereof, as applicable, in the event the Corporation shall at any time after the Record Time issue any shares of capital stock (other than Common Shares), or rights or warrants to subscribe for or purchase any such capital stock, or securities convertible into or exchangeable for any such capital stock, in a transaction referred to in Clauses 2.3(a)(i) or 2.3(a)(iv) or Subsections 2.3(b) or 2.3(c) above, if the Board of Directors acting in good faith determines that the adjustments contemplated by Subsections 2.3(a),
            (b) and (c) above in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Corporation shall be entitled to determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding Subsections 2.3(a), (b) and (c) above, such adjustments, rather than the adjustments contemplated by Subsections 2.3(a), (b) and (c) above, shall be made. The Corporation and the Rights Agent shall amend this Agreement as appropriate to provide for such adjustments.

       (f) ADJUSTMENT TO RIGHTS EXERCISABLE INTO SHARES OTHER THAN COMMON SHARES. If as a result of an adjustment made pursuant to Section
            3.1 hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares other than Common Shares, thereafter the number of such other shares so receivable upon exercise of any Right and the Exercise Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in this Section 2.3, and the provisions of this Agreement with respect to the Common Shares shall apply on like terms to any such other shares.

       (g) RIGHTS TO EVIDENCE RIGHT TO PURCHASE COMMON SHARES AT ADJUSTED EXERCISE PRICE. Each Right originally issued by the Corporation subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of such Right, all subject to further adjustment as provided herein.

       (h) ADJUSTMENT TO NUMBER OF COMMON SHARES PURCHASABLE UPON ADJUSTMENT TO EXERCISE PRICE. Unless the Corporation shall have exercised its election as provided in Subsection 2.3(i) below, upon each adjustment of the Exercise Price as a result of the calculations made in Subsections 2.3 (b) and (c) above, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Common Shares (calculated to the nearest one ten-thousandth) obtained by: (i) multiplying (A) the number of shares purchasable upon exercise of a Right immediately prior to this adjustment by (B) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price; and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

       (i) ELECTION TO ADJUST NUMBER OF RIGHTS UPON ADJUSTMENT TO EXERCISE PRICE. The Corporation shall be entitled to elect on or after the date of any adjustment of the Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of Common Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Common Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten thousandth) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Corporation shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Subsection 2.3(i), the Corporation shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 5.5 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Corporation, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executedand countersigned in the manner provided for herein and may bear, at the option of the Corporation, the adjusted Exercise Price and shall be registered in the names of the holders of record of Rights Certificates on the record date for the adjustment specified in the public announcement.

       (j) RIGHTS CERTIFICATES MAY CONTAIN EXERCISE PRICE BEFORE ADJUSTMENT. Irrespective of any adjustment or change in the Exercise Price or the number of Common Shares issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per share and the number of Common Shares which were expressed in the initial Rights Certificates issued hereunder.

       (k) CORPORATION MAY IN CERTAIN CASES DEFER ISSUES OF SECURITIES. In any case in which this Section 2.3 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional Common Shares (fractional or otherwise) or other securities upon the occurrence of the event requiring such adjustment.

       (l) CORPORATION HAS DISCRETION TO REDUCE EXERCISE PRICE FOR TAX REASONS. Notwithstanding anything in this Section 2.3 to the contrary, the Corporation shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3 as and to the extent that in their good faith judgement, the Board of Directors shall determine to be advisable in order that any: (i) consolidation or subdivision of the Common Shares; (ii) issuance of any Common Shares at less than the Market Price; (iii) issuance of securities convertible into or exchangeable for Common Shares; (iv) stock dividends; or (v) issuance of rights, options or warrants, referred to in this
            Section 2.3 hereafter made by the Corporation to holders of its Common Shares, shall not be taxable to such shareholders.


2.4    DATE ON WHICH EXERCISE IS EFFECTIVE

       Each person in whose name any certificate for Common Shares is issued upon the exercise of Rights, shall for all purposes be deemed to have become the holder of record of the Common Shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder hereunder) was made, provided, however, that if the date of such surrender and payment is a date upon which the Common Share transfer books of the Corporation are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Share transfer books of the Corporation are open.

2.5    EXECUTION, AUTHENTICATION, DELIVERY AND DATING OF RIGHTS CERTIFICATES

       (a) The Rights Certificates shall be executed on behalf of the Corporation by any of the Chairman, the President, the Chief Financial Officer, or any Vice President, together with any other of such Persons or together with any one of its Secretary or Treasurer. The signature of any of these officers on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

       (b) Promptly after the Corporation learns of the Separation Time, the Corporation will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Corporation to the Rights Agent for countersignature, and the Rights Agent shall manually countersign and send such Rights Certificates to the holders of the Rights pursuant to Subsection 2.2(c) hereof. No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent as aforesaid.

       (c) Each Rights Certificate shall be dated the date of countersignature thereof.


2.6    REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE

       (a) After the Separation Time, the Corporation will cause to be kept a register (the "Rights Register") in which, subject to such reasonable regulations as it may prescribe, the Corporation will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed the "Rights Registrar" for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as herein provided. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times.

            After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate and subject to the provisions of Subsection 2.6(c) below and the other provisions of this Agreement, the Corporation will execute and the Rights Agent will manually countersign and deliver, in the name of the holder or the designated transferee or transferees as required pursuant to the holder's instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered.

       (b) All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Corporation, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

       (c) Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder's attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this
            Section 2.6, the Corporation or the Rights Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and the Corporation may require payment of a sum sufficient to cover any other expenses (including the fees and expenses of the Rights Agent) in connection therewith.

2.7    MUTILATED, DESTROYED, LOST AND STOLEN RIGHT CERTIFICATES

       (a) If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation shall execute and the Rights Agent shall manually countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

       (b) If there shall be delivered to the Corporation and the Rights Agent prior to the Expiration Time: (i) evidence to their reasonable satisfaction of the destruction, loss or theft of any Rights Certificate; and (ii) such indemnity or other security as may be required by them to save each of them and any of their agents harmless, then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a BONA FIDE purchaser, the Corporation shall execute and upon its request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

       (c) As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Corporation or the Rights Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and the Corporation may require payment of a sum sufficient to cover any other expenses (including the fees and expenses of the Rights Agent) in connection therewith.

       (d) Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence an original additional contractual obligation of the Corporation, whether or not the destroyed lost or stolen Rights Certificate shall be at any time enforceable by anyone, and the holder thereof shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other holders of Rights duly issued by the Corporation.

2.8    PERSONS DEEMED OWNERS

       Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent shall be entitled to deem and treat the person in whose name a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term "holder" of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, the associated Common Shares).

2.9    DELIVERY AND CANCELLATION OF RIGHTS CERTIFICATES

       All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9 except as expressly permitted by this Agreement. The Rights Agent shall destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation.

2.10   AGREEMENT OF RIGHTS HOLDERS

       Every holder of Rights, by accepting the same, consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights:

       (i) to be bound by and subject to the provisions of this Agreement, as amended or supplemented from time to time in accordance with the terms hereof, in respect of all Rights held;

       (ii) that prior to the Separation Time each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share certificate representing such Right;

       (iii) that after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;

       (iv) that prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent shall be entitled to deem and treat the person in whose name the Rights Certificate (or prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Common Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary;

       (v) that such holder of Rights has waived his or her right to receive any fractional Rights or any fractional Common Shares upon exercise of Rights except as provided herein; and

       (vi) that without the approval of any holder of Rights and upon the sole authority of the Board of Directors acting in good faith this Agreement may be supplemented or amended from time to time pursuant to and as provided herein.

2.11   RIGHTS CERTIFICATE HOLDER NOT DEEMED A SHAREHOLDER

       No holder, as such, of any Rights or Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose whatsoever the holder of any Common Share or any other share or security of the Corporation which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed or deemed to confer upon the holder of any Right or Rights Certificate, as such, any of the rights, titles, benefits or privileges of a holder of Common Shares or any other shares or securities of the Corporation or any right to vote at any meeting of shareholders of the Corporation whether for the election of directors or otherwise or upon any matter submitted to holders of shares of the Corporation at any meeting thereof, or to give or withhold consent to any action of the Corporation, or to receive notice of any meeting or other action affecting any holder of Common Shares or any other shares or securities of the Corporation except as expressly provided herein, or to receive dividends, distributions or subscription rights, or otherwise, until the Right or Rights evidenced by Rights Certificates shall have been duly exercised in accordance with the terms and provisions hereof.

                         ARTICLE 3--ADJUSTMENTS TO THE RIGHTS
                         IN THE EVENT OF CERTAIN TRANSACTIONS

3.1    FLIP-IN EVENT

       (a) Subject to Subsection 3.1(b), and Subsections 5.1(b), 5.1(c) and 5.1(d) hereof, in the event that prior to the Expiration Time a Flip-in Event shall occur, the Corporation shall take such action as may be necessary to ensure and provide within eight (8) Trading Days of such occurrence, or such longer period as may be required to satisfy all applicable requirements of the SECURITIES ACT (Ontario), and the securities legislation of each other province of Canada and, if applicable, of the United States of America that, except as provided below, each Right shall thereafter constitute the right to purchase from the Corporation upon exercise thereof in accordance with the terms hereof that number of Common Shares of the Corporation having an aggregate Market Price on the date of the consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such Right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in the event that after such date of consummation or occurrence an event of a type analogous to any of the events described in Section 2.3 hereof shall have occurred with respect to such Common Shares).

       (b) Notwithstanding anything in this Agreement to the contrary, upon the occurrence of any Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time, and the Stock Acquisition Date by: (i) an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of such Acquiring Person); or (ii) a transferee or other successor in title directly or indirectly of Rights held by an Acquiring Person (or of any Affiliate or Associate of an Acquiring Person or of any Person acting jointly or in concert with an Acquiring Person or any Associate or Affiliate of an Acquiring Person) who becomes a transferee or successor in title concurrently with or subsequent to the Acquiring Person becoming an Acquiring Person; shall become null and void without any further action, and any holder of such Rights (including transferees or successors in title) shall not have any rights whatsoever to exercise such Rights under any provision of this Agreement and shall not have thereafter any other rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise.

                             ARTICLE 4--THE RIGHTS AGENT

4.1    GENERAL

       (a) The Corporation hereby appoints the Rights Agent to act as agent for the Corporation in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint such co-Rights Agents as it may deem necessary or desirable. In the event the Corporation appoints one or more co-Rights Agents, the respective duties of the Rights Agents and co-Rights Agents shall be as the Corporation may determine. The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Corporation also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense incurred that is not the result of negligence, bad faith or wilful misconduct on the part of the Rights Agent, its officers or employees, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability, which right to indemnification will survive the termination of this Agreement.

       (b) The Rights Agent shall be protected from and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for Common Shares or any Rights Certificate or certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

4.2    MERGER OR AMALGAMATION OR CHANGE OF NAME OF RIGHTS AGENT

       (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation, statutory arrangement or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the shareholder or stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4 hereof. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

       (b) In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.3    DUTIES OF RIGHTS AGENT

       The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, to all of which the Corporation and the holders of Rights Certificates, by their acceptance thereof, shall be bound.

       (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Corporation) and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted to be taken by it in good faith and in accordance with such opinion.

       (b) Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proven and established by a certificate signed by a person believed by the Rights Agent to be the Chairman, the President, the Chief Financial Officer, or any Vice-President, the Treasurer or the Secretary of the Corporation and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

       (c) The Rights Agent will be liable hereunder only for events which are the result of its own negligence, bad faith or wilful misconduct and that of its officers, employees and other representatives.

       (d) The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Common Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only.

       (e) The Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Common Share certificate or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Subsection 3.1(b) hereof) or any adjustment required under the provisions of Section
            2.3 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by
            Section 2.3 hereof describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this Agreement or any Rights or as to whether any Common Shares will, when issued, be duly and validly authorized, executed, issued and delivered or fully paid and non-assessable.

       (f) The Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

       (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person believed by the Rights Agent to be the Chairman, the President, the Chief Financial Officer, any Vice-President, the Treasurer or the

            Secretary of the Corporation and to apply to such persons for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such person.

       (h) The Rights Agent and any shareholder or stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity.

       (i) The Corporation agrees that it shall pay the Rights Agent for the services provided hereunder in accordance with the tariff of fees as agreed to in writing by the Corporation and the Rights Agent and shall reimburse the Rights Agent for all costs and expenses, including legal fees incurred in the carrying out of duties hereunder.

       4.4  CHANGE OF RIGHTS AGENT

            The Rights Agent may resign and be discharged from its duties under this Agreement upon ninety (90) days' notice (or such lesser notice as is acceptable to the Corporation) in writing mailed to the Corporation and to each transfer agent of Voting Shares of the Corporation by registered or certified mail, and to the holders of the Rights in accordance with Section 5.8 hereof. The Corporation may remove the Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent and to each transfer agent of the Voting Shares of the Corporation by registered or certified mail and to the holders of the Rights in accordance with Section 5.8 hereof. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation will appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of sixty (60) days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder's Rights Certificate for inspection by the Corporation), then the holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Corporation or by such a court, shall be a corporation incorporated under the laws of Canada or a province thereof authorized to carry on the business of a trust company in the Province of Ontario. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointmen. the Corporation will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Voting Shares of the Corporation, and mail a notice thereof in writing to the holders of the Rights. The cost of giving any notice required under this
Section 4.4 shall be borne solely by the Corporation. Failure to give any notice provided for in this Section 4.4 however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.


                               ARTICLE 5--MISCELLANEOUS


5.1    REDEMPTION AND WAIVER

       (a) Subject to the prior consent of the holders of Voting Shares or the holders of Rights obtained as set forth in Subsections 5.4(b) or 5.4(c) hereof, as applicable, the Board of Directors acting in good faith may, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this Section 5.1, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.0001 per Right appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in the event that an event of the type described in Section 2.3 hereof shall have occurred (such redemption price being herein referred to as the "Redemption Price").

       (b) Subject to the prior consent of the holders of Voting Shares obtained as set forth in Subsection 5.4(b) hereof, the Board of Directors acting in good faith may, prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this Section 5.1, and upon prior written notice to the Rights Agent, determine to waive the application of
            Section 3.1 hereof to a Flip-in Event which may occur by reason of an acquisition of Voting Shares made otherwise than pursuant to a Take-over Bid made by means of a take-over bid circular to all holders of record of Voting Shares (which for greater certainty shall not include the circumstances described in Subsection 5.1(h) below). In the event that the Board of Directors proposes such a waiver, the Board of Directors shall extend the Separation Time to a date subsequent to and not more than ten (10) Business Days following the meeting of shareholders called to approve such waiver.

       (c) The Board of Directors acting in good faith may, prior to the occurrence of a Flip-in Event as to which the application of
            Section 3.1 has not been waived pursuant to this Section 5.1, and upon prior written notice delivered to the Rights Agent, determine to waive the application of Section 3.1 hereof to a Flip-in Event which may occur by reason of a Take-over Bid made by means of a take-over bid circular to all holders of Voting Shares (which for greater certainty shall not include the circumstances described in Subsection 5.1(h) below); provided that if the Board of Directors waives the application of Section 3.1 hereof to a particular Flip-in Event pursuant to this Subsection 5.1(c), the Board of Directors shall be deemed to have waived the application of Section
            3.1 hereof to any other Flip-in Event occurring by reason of any Take-over Bid made by means of a take-over bid circular to all holders of record of Voting Shares prior to the expiry of any Take-over Bid (as the same may be extended from time to time) in respect of which a waiver is, or is deemed to have been, granted pursuant to this Subsection 5.1(c).

       (d) Notwithstanding the provisions of Subsections 5.1(b) and (c) hereof, the Board of Directors may, prior to the close of business on the eighth (8th) day following the Stock Acquisition Date, determine, upon prior written notice delivered to the Rights Agent, to waive or to agree to waive the application of Section 3.1 hereof to a Flip-in Event, provided that both of the following conditions are satisfied:

            (i) the Board of Directors has determined that a Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that Person would become, an Acquiring Person; and

            (ii) such Acquiring Person has reduced its Beneficial Ownership of Voting Shares (or has entered into a contractual arrangement with the Corporation, acceptable to the Board of Directors, to do so within thirty (30) days of the date on which such contractual arrangement is entered into) such that at the time the waiver becomes effective pursuant to this Subsection 5.1(d), such Person is no longer an Acquiring Person;

            and in the event of such a waiver, for the purposes of this Agreement, the Flip-in Event shall be deemed never to have occurred, and the Separation Time shall be deemed not to have occurred as a result of such Person having inadvertently become an Acquiring Person.

       (e) The Board of Directors shall, without further formality, be deemed to have elected to redeem the Rights at the Redemption Price on the date that a Person who has made a Permitted Bid, a Competing Permitted Bid or an Exempt Acquisition under Subsection 5.1(c) above, takes up and pays for Voting Shares pursuant to the terms and conditions of such Permitted Bid, Competing Permitted Bid or Exempt Acquisition, as the case may be.

       (f) If the Board of Directors elects or is deemed to have elected to redeem the Rights and, in circumstances in which Subsection 5.1(a) is applicable, such redemption is approved by the holders of Voting Shares or the holders of Rights in accordance with Subsection 5.4(b) or (c), as the case may be, the right to exercise the Rights will thereupon, without further action and without notice, terminate and each Right will after redemption be null and void and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.

       (g) Within ten (10) days after the Board of Directors electing or having been deemed to have elected to redeem the Rights or, if Subsection 5.1(a) applies, within ten (10) Business Days after the holders of Voting Shares or the holders of Rights have approved the redemption of Rights in accordance with Subsection 5.4(b) or (c) hereof, as the case may be, the Corporation shall give notice of redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last address as they appear upon the Rights Register or, prior to the Separation Time, on the registry books of the Transfer Agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. The Corporation may not redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section
            5.1 and other than in connection with the purchase of Common Shares prior to the Separation Time.

       (h) Where a Take-over Bid that is not a Permitted Bid Acquisition is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price. Upon the Rights being redeemed pursuant to this Subsection 5.1(h), all the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and Rights Certificates representing the number of Rights held by each holder of record of Common Shares as of the Separation Time had not been mailed to each such holder and for all purposes of this Agreement the Separation Time shall be deemed not to have occurred.


5.2    EXPIRATION

       No person shall have any rights whatsoever pursuant to or arising out of this Agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in Subsection 4.1(a) hereof.


5.3    ISSUANCE OF NEW RIGHT CERTIFICATES

       Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number or kind or class of shares purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.


5.4    SUPPLEMENTS AND AMENDMENTS

       (a) The Corporation may from time to time supplement or amend this Agreement without the approval of any holders of Rights or Voting Shares to correct any clerical or typographical error or to maintain the validity of the Agreement as a result of a change in any applicable legislation or regulations thereunder. The Corporation, at or prior to the meeting of the shareholders, or any adjournment or postponement thereof, to be held for shareholders of the Corporation to consider and if deemed advisable, to adopt a resolution approving, ratifying and confirming this Agreement and the Rights issued pursuant thereto, may supplement or amend this Agreement without the approval of any holders of Rights or Voting Shares in order to make changes which the Board of Directors acting in good faith may deem necessary or desirable.

            Notwithstanding anything in this Section 5.4 to the contrary, no supplement or amendment shall be made to the provisions of Article 4 hereof except with the written concurrence of the Rights Agent to such supplement or amendment.

       (b) Subject to Subsection 5.4(a), the Corporation may, with the prior consent of the holders of the Voting Shares obtained as set forth below, at any time prior to the Separation Time, amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if provided by the holders of Voting Shares at a meeting of the holders of Voting Shares, which meeting shall be called and held in compliance with applicable laws and regulatory requirements and the requirements in the articles and by-laws of the Corporation. Subject to compliance with any requirements imposed by the foregoing, consent shall be given if the proposed amendment, variation or revision is approved by the affirmative vote of a majority of the votes cast by Independent Shareholders present in person or represented by proxy and entitled to be voted at a meeting of the holders of Voting Shares.

       (c) Subject to Subsection 5.4(a), the Corporation may, with the prior consent of the holders of Rights obtained as set forth below, at any time after the Separation Time and before the Expiration Time, amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Any approval of the holders of Rights shall be deemed to have been given if the action requiring such approval is authorized by the affirmative votes of the holders of Rights present in person or represented by proxy and entitled to be voted at a meeting of the holders of Rights and representing a majority of the votes cast in respect thereof. For the purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Corporation's by-laws and the BUSINESS CORPORATIONS ACT (Ontario) with respect to a meeting of shareholders of the Corporation.

       (d) Any supplements or amendments made by the Corporation to this Agreement pursuant to Subsection 5.4(a) above which are required to maintain the validity of this Agreement as a result of any change in any applicable legislation or regulations thereunder shall:

            (i) if made before the Separation Time, be submitted to the shareholders of the Corporation at the next meeting of shareholders and the shareholders may, by the majority referred to in Subsection 5.4(b), confirm or reject such amendment; and

            (ii) if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called for on a date not later than immediately following the next meeting of shareholders of the Corporation and the holders of Rights may, by resolution passed by the majority referred to in Subsection 5.4(c), confirm or reject such amendment.

       A supplement or amendment shall be effective from the date of the resolution of the Board of Directors adopting such supplement or amendment until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such supplement or amendment is confirmed, it continues in effect in the form so confirmed. If such supplement or amendment is rejected by the shareholders or the holders of Rights or is not submitted to the shareholders or holders of Rights as required, then such supplement or amendment shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent resolution of the Board of Directors to amend, vary or delete any provision of this Agreement to substantially the same effect shall be effective until confirmed by the shareholders or holders of Rights, as the case may be.

5.5    FRACTIONAL RIGHTS AND FRACTIONAL SHARES

       (a) The Corporation shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. Any such fractional Right shall be null and void and the Corporation will not have any obligation or liability in respect thereof.

       (b) The Corporation shall not be required to issue fractions of Common Shares or other securities upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares or other securities. In lieu of issuing fractional Common Shares or other securities, the Corporation shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the Market Price of one Common Share.


5.6    RIGHTS OF ACTION

       Subject to the terms of this Agreement, all rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective registered holders of the Rights; and any registered holder of any Rights, without the consent of the Rights Agent or of the registered holder of any other Rights, may, on such holder's own behalf and for such holder's own benefit and the benefit of other holders of Rights enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce such holder's right to exercise such holder's Rights in the manner provided in such holder's Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against, actual or threatened violations of the obligations of any Person subject to this Agreement.


5.7    NOTICE OF PROPOSED ACTIONS

       In case the Corporation shall propose after the Separation Time and prior to the Expiration Time to effect or permit (in cases where the Corporation's permission is required) any Flip-in Event or to effect the liquidation, dissolution or winding-up of the Corporation or the sale of substantially all of the Corporation's assets, then, in each such case, the Corporation shall give to each holder of a Right, in accordance with Section 5.8 hereof, a notice of such proposed action, which shall specify the date on which such Flip-in Event, liquidation, dissolution, winding-up or sale is to take place, and such notice shall be so given at least twenty (20) Business Days prior to the date of taking of such proposed action.


5.8    NOTICES

       Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Corporation shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) or sent by facsimile (in the case of facsimile, an original copy of the notice or demand sent by first class mail, postage prepaid, to the Corporation following the giving of the notice or demand by facsimile), or other form of recorded electronic communication, charges prepaid and confirmed in writing, as follows:

       Royal Oak Mines Inc.
       5501 Lakeview Drive
       Kirkland, Washington  98033

       Attention:  Chief Executive Officer and President

       Any notice or demand authorized or required by this Agreement to be given or made by the Corporation or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Corporation) or sent by facsimile (in the case of facsimile, an original copy of the notice or demand sent by first class mail, postage prepaid, to the Rights Agent following the giving of the notice or demand by facsimile), or other form of recorded electronic communication, charges prepaid and confirmed in writing, as follows:

       Montreal Trust Company of Canada
       510 Burrard Street
       Vancouver, British Columbia   V6C 3B9

       Attention: Manager, Client Services Department

       Notices or demands authorized or required by this Agreement to be given or made by the Corporation or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the Rights Register or, prior to the Separation Time, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.


5.9    SUCCESSORS

       All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and enure to the benefit of their respective successors and assigns hereunder.


5.10   BENEFITS OF THIS AGREEMENT

       Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.


5.11   GOVERNING LAW

       This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the Province of Ontario and for all purposes shall be governed by and construed in accordance with the laws of such province applicable to contracts to be made and performed entirely within such province.


5.12   SEVERABILITY

       If any Section, Subsection, Clause, Subclause, term or provision hereof or the application thereof to any circumstances or any right hereunder shall, in any jurisdiction and to any extent, be invalid or unenforceable, such Section, Subsection, Clause, Subclause, term or provision or such right shall be ineffective only in such jurisdiction and to the extent of such invalidity or unenforceability in such jurisdiction without invalidating or rendering unenforceable or ineffective the remaining Sections, Subsections, Clauses, Subclauses, terms and provisions hereof or rights hereunder in such jurisdiction or the application of such Section, Subsection, Clause, Subclause, term or provision or rights hereunder in any other jurisdiction or to circumstances other than those as to which it is specifically held invalid or unenforceable.


5.13   EFFECTIVE DATE

       This Agreement is effective and in full force and effect in accordance with its terms as of the date hereof (the "Effective Date"). If the Rights Plan is not ratified by resolution passed by a majority of the votes cast by Independent Shareholders present or represented by proxy at a meeting of shareholders of the Corporation to be held within six months of the Effective Date, then, without further formality, this Agreement and all outstanding Rights shall terminate and be void and be of no further force and effect on and from the earlier of: (i) the close of such meeting of shareholders; and (ii) 5:00 p.m. (Toronto time) on the date which is six (6) months after the Effective Date.


5.14   DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS

       The Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Corporation as may be necessary or advisable in the administration of this Agreement.

       All such actions, calculations and determinations (including all omissions with respect to the foregoing) which are done or made by the Board of Directors, in good faith, shall not subject the Board of Directors or any director of the Corporation to any liability to the holders of the Rights.


5.15   RIGHTS OF BOARD, CORPORATION AND OFFEROR

       Without limiting the generality of the foregoing, nothing contained herein shall be construed to suggest or imply that the Board of Directors shall not be entitled to recommend that holders of Voting Shares reject or accept an Take-over Bid or take any other action (including, without limitation, the commencement, prosecution, defence or settlement of any litigation and the submission of additional or alternative Take-over Bids or other proposals to the Shareholders of the Corporation) with respect to any Take-over Bid or otherwise that the Board of Directors believes is necessary or appropriate in the exercise of its fiduciary duties.


5.16   REGULATORY APPROVALS

       Any obligation of the Corporation or action or event contemplated by this Agreement shall be subject to the prior receipt of any requisite approval or consent from any governmental or regulatory authority including, without limiting the generality of the foregoing, any necessary approval of any securities regulatory authority, The Toronto Stock Exchange or any other stock exchange.


5.17   DECLARATION AS TO NON-CANADIAN HOLDERS

       If in the opinion of the Board of Directors (who may rely upon the advice of counsel) any action or event contemplated by this Agreement would require compliance with the securities laws or comparable legislation of a jurisdiction outside Canada, the Board of Directors acting in good faith may take such actions as it may deem appropriate to ensure such compliance. In no event shall the Corporation or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to Persons who are citizens, residents or nationals of any jurisdiction other than Canada or the United States in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes.


5.18   TIME OF THE ESSENCE

     Time shall be of the essence in this Agreement.

5.19   EXECUTION IN COUNTERPARTS

       This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                              ROYAL OAK MINES INC.


                                     By:

                                     -------------------------------------------

                                     MONTREAL TRUST COMPANY OF CANADA


                                     By:
                                       -----------------------------------------

                                     By:

                                     -------------------------------------------

                                      EXHIBIT A

                            [FORM OF RIGHTS CERTIFICATE]

Certificate No.                                                         Rights
               ----------------                  ----------------------

               THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OFTHE CORPORATION, ON THE TERMS SET FORTH IN THE RIGHTSAGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTSBENEFICIALLY OWNED BY AN ACQUIRING PERSON, ANYPERSON ACTING JOINTLY OR IN CONCERT WITH ANACQUIRING PERSON OR THEIR RESPECTIVE ASSOCIATES ANDAFFILIATES (AS SUCH TERMS ARE DEFINED IN THE RIGHTSAGREEMENT) AND THEIR RESPECTIVE TRANSFEREES SHALLBECOME VOID WITHOUT ANY FURTHER ACTION.


                                 RIGHTS CERTIFICATE

     This certifies that _______________________________ or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Shareholder Rights Plan Agreement dated as of the 25th day of February, 1998 (the "Rights Agreement") between Royal Oak Mines Inc., a corporation amalgamated under the Business Corporations Act (Ontario) (the "Corporation"), and Montreal Trust Company of Canada, a trust company incorporated under the laws of Canada, as rights agent (the "Rights Agent", which term shall include any successor Rights Agent under the Rights Agreement) to purchase from the Corporation at any time after the Separation Time and prior to the Expiration Time (as such terms are defined in the Rights Agreement) one fully paid and non-assessable Common Share of the Corporation (a "Common Share") at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate together with the Form of Election to Exercise duly executed and submitted to the Rights Agent at its principal office in any of the cities of Vancouver and Toronto. The Exercise Price shall initially be $20.00 (Canadian) per Right and shall be subject to adjustment in certain events as provided in the Rights Agreement.

     In certain circumstances described in the Rights Agreement, each Right evidenced hereby may entitle the registered holder thereof to purchase or receive assets, debt securities or other equity securities of the Corporation (or a combination thereof) all as provided in the Rights Agreement.

     This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights. Copies of the Rights Agreement are on file at the registered head office of the Corporation and are available upon written request.

     This Rights Certificate, with or without other Rights Certificates, upon surrender at any of the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights entitling the holder to purchase a like aggregate number of Common Shares as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate (i) may be, and under certain circumstances are required to be, redeemed by the Corporation at a redemption price of $0.0001 per Right; and (ii) may be exchanged at the option of the Corporation for cash, debt or equity securities or other assets of the Corporation.

     No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby.

     No holder of this Rights Certificate, as such, shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Common Shares or of any other securities of the Corporation which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders of the Corporation at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders of the Corporation (except as expressly provided in the Rights Agreement), or to receive dividends, distributions or subscription rights, or otherwise until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

     This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been manually countersigned by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Corporation.

Date:
     -----------------------------------

ROYAL OAK MINES INC.


By:                                       By:
   -------------------------------------    ----------------------------------
   President                                 Secretary

Countersigned

MONTREAL TRUST COMPANY OF CANADA
Transfer Agent and Registrar


By:
   -------------------------------------
Authorized Signature

                     (To be attached to each Rights Certificate)

                            FORM OF ELECTION TO EXERCISE

TO:    ROYAL OAK MINES INC.

     The undersigned hereby irrevocably elects to exercise
____________________ whole Rights represented by the attached Rights Certificate to purchase the Common Shares issuable upon the exercise of such Rights and requests that certificates for such Shares be issued to:

                    -------------------------------------------
                                       (Name)

                    -------------------------------------------
                                     (Address)

                    -------------------------------------------
                            (City and State or Province)

                    -------------------------------------------
             Social Insurance, Social Security or Other Taxpayer Number


If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

                    -------------------------------------------
                                       (Name)

                    -------------------------------------------
                                     (Address )

                    -------------------------------------------
                            (City and State or Province)

                    -------------------------------------------
             Social Insurance, Social Security or Other Taxpayer Number


Date
    ---------------------------------

Signature Guaranteed
                                     ------------------------------------------
                                     Signature
                                     (Signature must correspond to name as
                                     written upon the face of this Rights
                                     Certificate in every particular without
                                     alteration or enlargement or any change
                                     whatsoever)


 Signature must be guaranteed by a Canadian chartered bank, a Canadian trust company or a member of a recognized stock exchange or a member of the Transfer Association Medallion (Stamp) Program.

                              [To be completed if true]


     The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or any Person acting jointly or in concert with any of the foregoing (as defined in the Rights Agreement).

                                       --------------------------------------
                                       Signature




                                        NOTICE


     In the event the certification set forth in the Form of Election to Exercise is not completed, the Corporation will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and accordingly such Rights shall be null and void.

                                 FORM OF ASSIGNMENT

                  (To be executed by the registered holder if such
                 holder desires to transfer the Rights Certificate)


FOR VALUE RECEIVED_____________________________________________________________

hereby sells, assigns and transfers unto_______________________________________

_______________________________________________________________________________
                   (Please print name and address of transferee)

the Rights represented by this Rights Certificate, together with all right, title and interest therein and does hereby irrevocably constitute and appoint _______________ as attorney to transfer the within Rights on the books of the Corporation, with full power of substitution.

Dated______________________

Signature Guaranteed                      _____________________________________
                                          Signature
                                          (Signature must correspond to name as
                                          written upon the face of this Rights
                                          Certificate in every particular.
                                          without alteration or enlargement or
                                          any change whatsoever)


     Signature must be guaranteed by a Canadian chartered bank, a Canadian trust company or a member of a recognized stock exchange or a member of the Transfer Association Medallion (Stamp) Program.

                             [To be completed if true]

     The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or any Person acting jointly or in concert with any of the foregoing (as defined in the Rights Agreement).

                                         _____________________________________
                                         Signature




                                       NOTICE

     In the event the certification set forth in the Form of Assignment is not completed, the Corporation will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and accordingly such Rights shall be null and void.

                                     [LETTERHEAD]




May 20, 1998

Dear Shareholder:

This year we are mailing our 1997 annual report on Form 10-K to shareholders instead of the more familiar color version of the annual report that you have received in previous years. We estimate a cost saving of over $250,000 which is significant given our short-term liquidity problem. Later this year we plan to mail to shareholders a brochure describing the operations of our new Kemess Mine.

The last 16 months have been among the most challenging for our Company since its inception in mid-1991. In my letter to shareholders a year ago, I outlined our plans to become a million-ounce gold producer by the year 2000, largely through internal growth, thereby achieving one of our strategic objectives set several years earlier. In mid-1997, we had to revise our plans due to the significant fall in the price of gold, which adversely impacted operating cash flow, and postpone the development of all projects, except for Kemess, in order to conserve cash. We also closed our Hope Brook and Colomac mines and have placed them on care and maintenance.

KEMESS IS THE KEY TO IMPROVED OPERATING PERFORMANCE AND FUTURE GROWTH Notwithstanding these setbacks, we commenced production at our new Kemess gold-copper mine on May 19. Kemess is Royal Oak's core asset that should increase operating margins and cash flow due to significantly reduced cash costs. The Company expects to produce an average of approximately 250,000 ounces of gold per year at Kemess at an estimated cash cost of US$133 per ounce of gold, net of copper credits at US$0.80 per pound. The estimated mineable ore reserve of 4.2 million ounces of gold at Kemess is expected to support a mine life of 16 years. We anticipate that reserves will increase and mine life will be extended given the promising exploration potential on our extensive Kemess property.

Kemess is expected to be the foundation for the future growth of the Company. Our long-range plan is to continue to grow by developing and acquiring low-cost gold production.

RESULTS OF OPERATIONS ADVERSELY AFFECTED BY SEVERAL FACTORS IN 1997
In 1997, the Company's results of operations were adversely affected by the dramatic fall in the gold price, lower production, and by one-time charges against income. Revenue of $191.2 million was down 25% from $255.2 million in 1996; operating loss was $62.8 million compared with operating income of $29.5 million in 1996; and net loss increased to $135.2 million from a net loss of $6.0 million in the previous year. Cash provided by operating activities in 1997 increased by 17% to $67.3 million, mainly due to a large increase in accounts payable on the Kemess project which partially offset the net loss for the year.

The combined impacts of the net loss and capital expenditures on the Kemess project last year severely weakened the balance sheet. There was a working capital deficiency of $126.9 million at the end of 1997. At the end of May we expect to draw down funds from a US$120 million debt financing which will resolve the Company's short-term liquidity problem.

GOLD PRODUCTION AND ORE RESERVES DECREASE IN 1997
Gold production was on budget in 1997 but declined for the first time since the Company was formed in 1991 as a result of the closure of the Colomac and Hope Brook mines. Production of 351,495 ounces was 10% less than the record 389,203 ounces of gold produced in 1996. Cash costs decreased by 4% to US$330 per ounce in 1997 from US$343 per ounce in the prior year, mainly due to the closure of the high cost Colomac and Hope Brook mines and a 15% reduction in costs at the Giant Mine. The mining and processing of low-grade ores, relatively high costs and declining ore reserves at the Pamour and Giant mines continue to present operating challenges. In late 1997, we implemented major cost cutting initiatives at these two mines that reduced their average cash cost to US$285 per ounce in the fourth quarter, and US$280 per ounce in the first quarter of this year which contributed to earnings of $2.3 million.

The year-end ore reserve estimate was calculated at a gold price of US$350 per ounce compared with US$390 per ounce at the end of 1996 which reflected the decline in gold price and the Company's expectation of gold prices and operating costs over the next two years. Consequently, the Company's estimate of mineable ore reserves decreased from 9.9 million ounces of gold at year-end 1996 to 7.0 million ounces at the end of 1997, a fall of 29%. The Company's estimated total gold resources increased by 13%, from approximately 17.3 million ounces at the end of 1996 to 19.5 million ounces at year-end 1997.

EXPLORATION TO START ON NAMOSI PROPERTY IN 1998
In 1997, we acquired the mineral licenses on the large Namosi property that is favorably located 30 kilometers from Suva, the port and capital city of Fiji. The property hosts a number of major porphyry copper deposits with gold potential that has been explored by several companies since 1970. Feasibility studies have also been carried out which indicate that further exploration is required for the Namosi project to be viable. The Waisoi deposit is estimated to contain a resource of approximately 9 billion pounds of copper and 4 million ounces of gold with the potential to double in size. We plan to commence an exploration program at Namosi and undertake power generation studies in 1998. The experience gained by our project management team in developing the remote Kemess property into production will be applicable in developing the Namosi property.

OUTLOOK
We are encouraged by the long-term prospects for the Company. Our priority in 1998 is to ensure that the operating performance of our new Kemess Mine meets expectations.

In the long term, we anticipate continuing the development of our other projects when the gold price recovers to the point where project economics meet our investment criteria and when the Company has sufficient capital resources to commit to these projects. We are encouraged by the recent increase in gold and copper prices from the lows of last year, which have an immediate impact on the Company's operating results as our production is currently unhedged.

EMPLOYEE AND SHAREHOLDER APPRECIATION
We appreciate the hard work and commitment of our employees in what was a difficult year as we responded to the impact of low gold prices on our operating performance and took measures to resolve our short-term liquidity problem. Mine closures have an unsettling effect on the workforce, but we are pleased that we have been able to relocate some of our former Hope Brook and Colomac employees at Kemess where we will create nearly 350 new permanent jobs that will benefit the people of British Columbia.

The relative performance of Royal Oak's share price compared with our industry peer group has been disappointing as the market has discounted the risks and uncertainties surrounding the funding of the Kemess project to production. We appreciate the support of our institutional and individual shareholders, many of which purchased their interest in the Company at much higher prices. As committed shareholders ourselves, management anticipates a higher market valuation of the Company when Kemess meets its operating targets.

I look forward to sharing with you during the remainder of this year the results of operations at our new Kemess Mine as it reaches its operating targets.

On behalf of the Board of Directors,


/s/ Margaret K. Witte

Margaret K. Witte
Chairman, President and Chief Executive Officer

                              ROYAL OAK MINES INC.


              PROXY SOLICITED BY THE MANAGEMENT OF THE CORPORATION
 FOR THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 26, 1998


     The undersigned shareholder of ROYAL OAK MINES INC. hereby appoints MARGARET K. WITTE, President, or, failing her, ROSS F. BURNS, Vice-President, Global Exploration, or, failing him, WILLIAM J.V. SHERIDAN, Secretary, or instead of any of the foregoing, ________________________________ as PROXY of the undersigned, with full power of substitution, to attend, vote and otherwise act for and on behalf of the undersigned at the Annual and Special Meeting of Shareholders of the Corporation to be held on the date set out above and at every adjournment thereof in the same manner, to the same extent and with the same power as if the undersigned were present at the said meeting or any adjournment thereof, and the undersigned hereby revokes any former instrument appointing a proxy for the undersigned at the said meeting or any adjournment or adjournments thereof.

     Without limiting the general authorization and power hereby given, all of the shares registered in the name of the undersigned are to be voted as indicated below:

1.   FOR            / /  (or if no specification is made "FOR") approval of the special resolution fixing the number of directors at
                         five (5) and authorizing the Board of Directors to
                         determine the number of directors within the minimum
                         and maximum numbers provided for in the Articles of the
                         Corporation.
     AGAINST        / /

2.   VOTE           / /  (or if no specification is made "VOTE") for all of the following nominees for election of directors (EXCEPT
                         THOSE WHOSE NAMES I HAVE DELETED): Margaret K. Witte,
                         Ross F. Burns, William J.V. Sheridan, J. Conrad Lavigne and George W. Oughtred.
     WITHHOLD VOTE  / /

3.   VOTE           / /  (or if no specification is made "VOTE") for the
                         appointment of Arthur Andersen & Co. as auditors of the Corporation and authorizing the directors to fix the auditors' remuneration.
     WITHHOLD VOTE  / /

4.   FOR            / /  (or if no specification is made "FOR") adoption by the
                         Corporation of the Shareholder Rights Plan.
     AGAINST

5.   FOR            / /  (or if no specification is made "FOR") approval of the stock options previously granted to certain senior
                         officers and directors of the Corporation to purchase,
                         in aggregate, up to 1,810,000 common shares of the
                         Corporation.
     AGAINST        / /

6.   FOR            / /  (or if no specification is made "FOR") approval of the amendment to reduce the exercise prices of stock
                         options previously granted by the Corporation to $1.10
                         per share.
     AGAINST        / /

7.   FOR            / /  (or if no specification is made "FOR") approval of the stock options granted to certain senior officers of the
                         Corporation to purchase, in aggregate, up to 300,000
                         common shares of the Corporation at a price of $1.55
                         per share.
     AGAINST        / /

     DATED this _________ day of ___________, 1998.

NOTES:

1. Shareholders are entitled to vote at the meeting either in person or by proxy. A proxy must be dated and signed by the shareholder or his attorney duly authorized in writing or, if the shareholder is a corporation, by an officer or attorney thereof duly authorized. Signature should agree with the name on this proxy. If this proxy is not dated in the above space, it will be deemed to bear the date on which it was mailed.

2. EACH SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM OR HER AT THE MEETING OTHER THAN THE PERSONS SPECIFIED ABOVE. SUCH RIGHT MAY BE EXERCISED BY INSERTING IN THE SPACE PROVIDED THE NAME OF THE PERSON TO BE APPOINTED, WHO NEED NOT BE A SHAREHOLDER OF THE CORPORATION.

3. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ON ITEMS 1 TO 7 INCLUSIVE AS THE SHAREHOLDER MAY HAVE SPECIFIED BY MARKING AN "X" IN THE SPACES PROVIDED FOR THAT PURPOSE. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED AS IF THE SHAREHOLDER HAD SPECIFIED AN AFFIRMATIVE VOTE.

4. THIS PROXY CONFERS AUTHORITY FOR THE ABOVE-NAMED TO VOTE IN HIS OR HER DISCRETION WITH RESPECT TO AMENDMENTS OR VARIATIONS TO THE MATTERS IDENTIFIED IN THE NOTICE OF MEETING ACCOMPANYING THIS FORM OF PROXY AND OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

[LETTERHEAD]

TO NON REGISTERED HOLDERS (BENEFICIAL HOLDERS)
--------------------------------------------------------------------------------

In accordance with National Policy Statement No. 41/Shareholder Communication, beneficial shareholders may elect annually to have their names added to an issuer's supplemental mailing list in order to receive interim financial statements. If you are interested in receiving such statements, please complete and return this form.

NAME OF CORPORATION:  (if applicable)
--------------------------------------------------------------------------------

NAME:
--------------------------------------------------------------------------------

ADDRESS:
--------------------------------------------------------------------------------

                                   POSTAL CODE:
--------------------------------------------------------------------------------

(I certify that I am a beneficial shareholder) SIGNATURE:
--------------------------------------------------------------------------------







                         MONTREAL TRUST COMPANY OF CANADA
                         Corporate Services Division
                         Montreal Trust Centre
                         510 Burrard Street
                         Vancouver, B.C.
                         V6C 3B9
                         Canada